UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

NETCAPITAL INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

EXPLANATORY NOTE

On August 4, 2025, Netcapital Inc. ( “Company,” “Netcapital,” “we,” “us” or “our”) filed its preliminary proxy statement (the “Original Proxy Statement”) for its 2025 annual meeting of stockholders to be held on September 11, 2025.

We are filing this Amendment No. 1 to the Original Proxy Statement (the “Amended Proxy Statement”) to amend and restate the “Certain Relationships and Related Party Transactions and Director Independence” section of the Original Proxy Statement in its entirely, as it had inadvertently omitted certain information for the fiscal year ended April 30, 2025. Accordingly, other than the inclusion of an amended and restated “Certain Relationships and Related Party and Director Independence” section in this Amended Proxy Statement, no changes have been made to the Original Proxy Statement.

THIS AMENDED PROXY STATEMENT REPLACES AND SUPERCEDES THE ORIGINAL PROXY STATEMENT IN ITS ENTIRETY.

NETCAPITAL INC.

1 Lincoln Street,

Boston, MA 02111

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 11, 2025

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Netcapital Inc., a Utah corporation (together with its subsidiaries, the “Company,” “Netcapital,” “we,” “us” or “our”), which will be held on September 11, 2025, at 10:30 am ET. The Annual Meeting will be a virtual meeting to be held as a listen-only conference call by calling 877-407-3088 (Toll Free). There will not be a physical meeting location. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email, proxy@equitystock.com. The meeting will be held for the following purposes:

1.	To elect five (5) members of the Company’s board directors (the “Board”) to serve for a one-year term to expire at the 2026 annual meeting of shareholders;

2.	To ratify the appointment of Fruci & Associates II, PLLC (“Fruci”) as our independent registered public accounting firm for the fiscal year ending April 30, 2026;

3.	To approve, by non-binding advisory vote, the resolution approving named executive officer compensation (the “Say on Pay Proposal”);
4.	To approve the First Amendment and Second Amendment to Netcapital Inc. 2023 Omnibus Equity Incentive Plan (the “Equity Plan Amendments Proposal”);
5	To authorize the reincorporation of the Company from the State of Utah to the State of Nevada (the “Reincorporation Proposal”);
6.	To authorize the adjournment of the Annual Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals (the “Adjournment Proposal”); and

7.	Other Proposals – to consider and transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

A copy of the Annual Report of the Company’s operations during the fiscal year ended April 30, 2025 is available on request or at www.sec.gov.

Our Board unanimously recommends that you vote: “FOR” the election of our Board’s director nominees (Proposal 1); “FOR” the ratification of the appointment of Fruci as our independent registered public accounting firm for the fiscal year ending April 30, 2026 (Proposal 2); “FOR” the approval of the Say on Pay Proposal (Proposal 3); “FOR” the approval of the Equity Plan Amendments Proposal (Proposal 4); “FOR” the approval of the Reincorporation Proposal (Proposal 5)and “FOR” the approval of the Adjournment Proposal (Proposal 6).

The Company’s board of directors has fixed the close of business on July 3, 2025 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting of Shareholders and any adjournment or postponement thereof.

Strategic Shareholder Advisor and Proxy Solicitation Agent

150 Clove Road, Suite 400

Bloomfield, NJ 07003

North American Toll Free Phone:

1-833-202-0875

Email: NCPL@allianceadvisors.com

By Order of the Board of Directors

/s/ Martin Kay
	Name:	Martin Kay
	Title:	Chief Executive Officer

[*], 2025
Boston, Massachusetts

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 11, 2025

GENERAL INFORMATION ABOUT THE PROXY STATEMENT AND ANNUAL MEETING

General

Netcapital Inc. (the “Company,” “Netcapital,” “we,” “us,” or “our”), a Utah corporation is providing this proxy statement in connection with the solicitation by the Company’s board of directors (the “Board”) of proxies to be voted at the annual meeting (“Annual Meeting”) of shareholders to be held virtually at 10:30 am ET on September 11, 2025 as a listen-only conference call by calling 877-407-3088 (Toll Free). There will not be a physical meeting location. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email, proxy@equitystock.com.

We intend to begin mailing this proxy statement, the attached notice of the 2025 Annual Meeting, the enclosed proxy card, and a copy of our Annual Report on Form 10-K for the fiscal year ended April 30, 2025 on or about August [*], 2025 to all stockholders of record entitled to vote at the 2025 Annual Meeting. Only stockholders who owned our common stock on July 3, 2025 (the “Record Date”), the record date for the 2025 Annual Meeting are entitled to vote at the 2025 Annual Meeting

The Annual Meeting will be held for the purpose of considering and voting upon the following proposals:

1.	To elect five (5) members of the Company’s board directors (the “Board”) to serve for a one-year term to expire at the 2026 annual meeting of shareholders;

2.	To ratify the appointment of Fruci & Associates II, PLLC (“Fruci”) as our independent registered public accounting firm for the fiscal year ending April 30, 2026;

3.	To approve, by non-binding advisory vote, the resolution approving named executive officer compensation (the “Say on Pay Proposal”);

4.	To approve the First Amendment and Second Amendment to Netcapital Inc. 2023 Omnibus Equity Incentive Plan (the “Equity Plan Amendments Proposal”);
5.	To authorize the reincorporation of the Company from the State of Utah to the State of Nevada (the “Reincorporation Proposal”);
6.	To authorize the adjournment of the Annual Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals (the “Adjournment Proposal”); and

7.	Other Proposals – to consider and transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

These proposals are more fully described in the accompanying proxy statement, which you should read carefully.

If you are a shareholder of record, you may attend the Annual Meeting in the following ways:

●	Access an audio-only conference call by calling 877-407-3088 (Toll Free) or +1 877-407-3088 (International);

●	Instructions on how to attend and participate in the virtual Annual Meeting, including how to demonstrate proof of stock ownership, are also available as follows:

Shareholders of Record

●	Shareholders of record as of the Record Date can attend the Annual Meeting by accessing the live audio conference call at +1-877-407-3088 and presenting the unique 12-digit control number on the proxy card.

Beneficial Owners

●	If you were a beneficial owner of record as of the Record Date (i.e., you held your shares in an account at a brokerage firm, bank or other similar agent), you will need to obtain a legal proxy from your broker, bank or other agent. Once you have received a legal proxy from your broker, bank or other agent, it should be emailed to our transfer agent, Equity Stock Transfer, at proxy@equitystock.com and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your valid proxy attached to your email). Requests for registration must be received by Equity Stock Transfer no later than 5:00 p.m. Eastern Time, on September 9, 2025. You will then receive a confirmation of your registration, with a control number, by email from Equity Stock Transfer. At the time of the meeting, access the live audio conference call at +1-877-407-3088 and present your unique 12-digit control number.

●	Shareholders may submit live questions on the conference line while attending the virtual Annual Meeting.

If you are a shareholder of record, you may vote your shares in the following ways:

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet. You may specify whether your shares should be voted for or “withheld” for each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. The Board has appointed Martin Kay, to serve as the proxy for the Annual Meeting. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Equity Stock Transfer, or you have stock certificates, you may vote:

1.	By Internet. The website address for Internet voting is www.netcapital.vote. Please click “Vote Your Proxy” and enter your control number.

2.	By Email. Mark, date, sign and email the Proxy Card to proxy@equitystock.com, ATTN: Shareholder Services.

3.	By mail. Mark, date, sign and mail promptly the Proxy Card, to Equity Stock Transfer at 237 W 37th St. Suite 602 New York, NY 10018, ATTN: Shareholder Services.

4.	By Fax. Mark, date, sign and fax the Proxy Card to 347-584-3644, ATTN: Shareholder Services.

5.	At the Annual Meeting. If you are a shareholder of record, you can participate and vote your shares in the Annual Meeting by visiting www.netcapital.vote and then clicking “Vote Your Proxy”. You may then enter the control number included on your Proxy Card and view the proposals and cast your vote.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. Alternatively, if you want to vote your shares during the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a shareholder is not the same as a nominee-issued proxy. If you fail to present a nominee-issued proxy to proxy@equitystock.com by 5:00 p.m. Eastern Time on September 9, 2025, you will not be able to vote your nominee held shares during the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Q:	Why are we holding the Annual Meeting?

A:	As a matter of good corporate practice, and in compliance with applicable corporate law and the Nasdaq Stock Market Rules, we hold a meeting of shareholders annually. This year’s Annual Meeting will be held on September 11, 2025. There will be at least six items of business that must be voted on by our shareholders at the Annual Meeting, and our Board is seeking your proxy to vote on these items. This proxy statement contains important information about us and the matters that will be voted on at the Annual Meeting. Please read these materials carefully so that you have the information you need to make informed decisions.

Q:	Why did you send me this proxy statement?

A:

We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the Annual Meeting. This proxy statement summarizes information related to your vote at the Annual Meeting. All shareholders who find it convenient to do so are cordially invited to virtually attend the Annual Meeting. However, you do not need to virtually attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card via mail or fax or vote over the Internet.

We intend to begin mailing this proxy statement, the attached notice of Annual Meeting, the enclosed proxy card, and a copy of our Annual Report on Form 10-K for the fiscal year ended April 30, 2025 on or about [*], 2025 to all stockholders of record entitled to vote at the Annual Meeting. Only shareholders who owned our common stock on the Record Date are entitled to vote at the Annual Meeting.

Q:	What does it mean if I receive more than one set of proxy materials?
A:

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.

Q:	Who is entitled to vote?

A:	Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. A list of shareholders eligible to vote at the Annual Meeting is available for inspection at any time up to the Annual Meeting. If you would like to inspect the list, please call our Corporate Secretary at (781) 925-1700 to arrange a visit to our offices.

Q:	How many shares of common stock can vote?

A:	There were 3,040,380 shares of common stock issued and outstanding as of the close of business on the Record Date. Each shareholder entitled to vote at the Annual Meeting may cast one vote for each share of common stock owned by him, her or it which has voting power upon each matter considered at the Annual Meeting.

Q:	What may I vote on?

A:	You may vote on the following matters:

Q:	Will any other business be presented for action by shareholders at the Annual Meeting?

A:	The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

1.	To elect five (5) members of the Board to serve for a one-year term to expire at the 2026 annual meeting of shareholders;

2.	To ratify the appointment of Fruci as our independent registered public accounting firm for the fiscal year ending April 30, 2026;

3.	To approve, by non-binding advisory vote, the Say on Pay Proposal;

4.	To approve the Equity Plan Amendments Proposal;
5.	To approve the Reincorporation Proposal

6.	To approve the Adjournment Proposal; and

7.	Other Proposals – to consider and transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Q:	How does the Board recommend that I vote on each of the proposals?

A:	Our Board unanimously recommends that you vote: “FOR” the election of our Board’s director nominees (Proposal 1); “FOR” the ratification of the appointment of Fruci as our independent registered public accounting firm for the fiscal year ending April 30, 2026 (Proposal 2); “FOR” the approval of the Say on Pay Proposal (Proposal 3); “FOR” approval of the Equity Plan Amendments Proposal (Proposal 4); “FOR” the approval of the Reincorporation Proposal (Proposal 5); and “FOR” the approval of the Adjournment Proposal (Proposal 6).

Q:	How do I vote my shares?

A:

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet.

With respect to Proposal 1, you may vote for “FOR” or “WITHHOLD” for any individual nominee.

With respect to Proposal 2, you may vote for “FOR” or “AGAINST” or you may “ABSTAIN” from voting.

With respect to Proposal 3, you may vote for “FOR” or “AGAINST” or you may “ABSTAIN” from voting.

With respect to Proposal 4, you may vote for “FOR” or “AGAINST” or you may “ABSTAIN” from voting.

With respect to Proposal 5, you may vote for “FOR” or “AGAINST” or you may “ABSTAIN” from voting.

With respect to Proposal 6, you may vote for “FOR” or “AGAINST” or you may “ABSTAIN” from voting.

Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. The Board has appointed Martin Kay, to serve as the proxy for the Annual Meeting. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Equity Stock Transfer, or you have stock certificates, you may vote:

1.	By Internet. The website address for Internet voting is www.netcapital.vote. Please click “Vote Your Proxy” and enter your control number.

2.	By Email. Mark, date, sign and email the Proxy Card to proxy@equitystock.com, ATTN: Shareholder Services.

3.	By mail. Mark, date, sign and mail promptly the Proxy Card, to Equity Stock Transfer at 237 W 37th St. Suite 602 New York, NY 10018 ATTN: Shareholder Services.

4.	By Fax. Mark, date, sign and fax the Proxy Card to 347-584-3644, ATTN: Shareholder Services.

5.	At the Annual Meeting. If you are a shareholder of record, you can participate and vote your shares in the Annual Meeting by visiting www.netcapital.vote and then clicking “Vote Your Proxy”. You may then enter the control number included on your Proxy Card and view the proposals and cast your vote.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. Alternatively, if you want to vote your shares during the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a shareholder is not the same as a nominee-issued proxy. If you fail to present a nominee-issued proxy to proxy@equitystock.com by 5:00 p.m. Eastern Time on September 9, 2025, you will not be able to vote your nominee held shares during the Annual Meeting.

Q:	What is a proxy?

A:	A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxy Martin Kay, our Chief Executive Officer. He may act on your behalf, and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to virtually attend the Annual Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of common stock may be voted.

Q:	How Will my Shares be Voted if I Give No Specific Instruction?

A:

We must vote your shares as you have instructed. If there is a matter on which a shareholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted: Our Board unanimously recommends that you vote: “FOR” the election of our Board’s director nominees (Proposal 1); “FOR” the ratification of the appointment of Fruci as our independent registered public accounting firm for the fiscal year ending April 30, 2026 (Proposal 2); “FOR” the approval of the Say on Pay Proposal (Proposal 3); “FOR” the approval of the Equity Plan Amendments Proposal (Proposal 4); FOR” the approval of the Reincorporation Proposal (Proposal 5); and “FOR” the approval of the Adjournment Proposal (Proposal 6).

This authorization would exist, for example, if a shareholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.

Q:	What if I want to change my vote or revoke my proxy?

A:	If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the Annual Meeting. To do so, you must do one of the following:

1.	Vote over the Internet as instructed above. Only your latest Internet vote is counted. You may not revoke or change your vote over the Internet after 7:00 p.m. Eastern Time on September 10, 2025.

2.	Sign a new proxy and submit it by mail to Equity Stock Transfer at 237 W 37th St. Suite 602 New York, NY 10018 ATTN: Shareholder Services, who must receive the proxy card no later than September 9, 2025. Only your latest dated proxy will be counted.

3.	Virtually attend the Annual Meeting and vote electronically at the meeting. Virtually attending the Annual Meeting alone will not revoke your Internet vote or proxy submitted by mail, as the case may be.

4.	Give our Corporate Secretary written notice before or at the Annual Meeting that you want to revoke your proxy.

If your shares are held in “street name,” you may submit new voting instructions with a later date by contacting your bank, brokerage firm, or other nominee. You may also vote electronically at the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a broker’s legal proxy as described in the answer to the question “How do I vote my shares?” above.

Q:	What is a quorum?

A:	The holders of more than 50% of the 3,040,380 shares of common stock outstanding as of the Record Date, or 1,520,191 shares, either present or represented by proxy, constitute a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present by attendance at the Annual Meeting or represented by proxy, the shareholders present by attendance at the meeting or by proxy may adjourn the Annual Meeting until a quorum is present.

Q:	What is a Broker Non-Vote?

A:

If your shares are held in street name, we urge you to instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker may vote your shares as recommended by the Board. If you do not provide voting instructions, we expect that your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.” Because broker non-votes are not considered to be entitled to vote at the Annual Meeting, we expect that broker non-votes will not be included in the tabulation of the voting results of any of the “non-routine” proposals and, therefore, will have no effect on the voting results of such proposals.

We expect that brokers, banks, fiduciaries, custodians, or other nominees holding shares in street name for beneficial owners will not use discretionary authority to vote shares on the election of directors (Proposal 1), the Say on Pay Proposal (Proposal 3), the Equity Plan Amendments Proposal (Proposal 4) or the Reincorporation Proposal (Proposal 5) if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Q:	What vote is required to approve each matter and how are votes counted?

A:	The table below summarizes the proposal that will be voted on, the vote required to approve the proposal and how votes are counted:

Proposal	Vote Required
Election of each of the five (5) director nominees to our Board of Directors	Plurality of the votes cast (the five directors nominees receiving the most “FOR” votes).
Ratification of the appointment of Fruci, as our independent registered public accounting firm for our fiscal year ending December 31, 2026	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2025 Annual Meeting by the holders entitled to vote thereon.
Approval of the Say on Pay Proposal	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2025 Annual Meeting by the holders entitled to vote thereon.
Approval of the Equity Plan Amendments Proposal	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2025 Annual Meeting by the holders entitled to vote thereon.
Approval of the Reincorporation Proposal	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2025 Annual Meeting by the holders entitled to vote thereon.
Approval of the Adjournment Proposal	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2025 Annual Meeting by the holders entitled to vote thereon.

Q:	Do the directors and officers of the Company have an interest in the outcome of the matters to be voted on?

A:

Members of the Board have an interest in Proposal 1. We do not believe members of the Board or executive officers of the Company have any interest in Proposal 2, Proposal 5 or Proposal 6 that are different from or greater than those of any other of our stockholders. Our named executive officers have an interest in Proposal 3 as it relates to executive compensation of our named executive officers. Members of the Board and executive officers of the Company have an interest in Proposal 4 as it relates to a compensatory plan in which our directors and executive officers participate.

Q:	Who will count the votes?

A:	A representative of Equity Stock Transfer, will serve as our inspector of elections and will count the votes cast by proxy and the votes cast in person at the Annual Meeting.

Q:	How do I attend the Annual Meeting?

A:

Shareholders of Record: Shareholders of record as of the Record Date can attend the Annual Meeting by accessing the live audio conference call at +1-877-407-3088 and presenting the unique 12-digit control number on the proxy card.

Beneficial Owners: If you were a beneficial owner of record as of the Record Date (i.e., you held your shares in an account at a brokerage firm, bank or other similar agent), you will need to obtain a legal proxy from your broker, bank or other agent. Once you have received a legal proxy from your broker, bank or other agent, it should be emailed to our transfer agent, Equity Stock Transfer, at proxy@equitystock.com and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your valid proxy attached to your email). Requests for registration must be received by Equity Stock Transfer no later than 5:00 p.m. Eastern Time, on September 9, 2025. You will then receive a confirmation of your registration, with a control number, by email from Equity Stock Transfer. At the time of the meeting, access the live audio conference call at +1-877-407-3088 and present your unique 12-digit control number.

Q:	Why a virtual meeting?

A:	We are pleased to offer our shareholders a completely virtual Annual Meeting, which provides worldwide access, improved communication and cost savings for our shareholders and the Company.

Q:	What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual audio conference line?

A:	We will have technicians ready to assist you with any technical difficulties you may have in accessing the virtual Annual Meeting. If you encounter any difficulties, please call: 877-804-2062 (Toll Free) or email proxy@equitystock.com.

Q:	Are there any expenses associated with collecting the shareholder votes?

A:	All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials. If you have any questions or require any assistance with completing your proxy, please contact Equity Stock Transfer by telephone at 877-804-2062 (Toll Free) or email proxy@equitystock.com. In addition, we have retained Alliance Advisors as our strategic shareholder advisor and proxy solicitation agent in connection with the solicitation of proxies for the Annual Meeting at an approximate cost of $16,000, plus reimbursement of expenses. If you have any questions or require any assistance with completing your proxy, please contact Alliance Advisors by telephone (toll-free within North America) at 1-833-202-0875 or by email at NCPL@allianceadvisors.com.

Q:	Do I have Dissenters’ Rights of Appraisal?

A:	Our shareholders do not have appraisal rights under Utah law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.

Q:	Where can I find the voting results?

A:	Voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four business days following the Annual Meeting.

CORPORATE GOVERNANCE

General

We believe that good corporate governance is important to ensure that our Company is managed for the long-term benefit of our shareholders. This section describes key corporate governance practices that we have adopted. We have adopted a Code of Ethics which applies to all of our officers, directors and employees and charters for our audit committee, our compensation committee and our nominating and corporate governance committee. We have posted copies of our Code of Ethics, as well as each of our committee charters, on the Corporate Governance page of the Investors section of our website, www.netcapitalinc.com, which you can access free of charge. Information contained on the website is not incorporated by reference in, or considered part of, this proxy statement.

We will also provide copies of these documents as well as our other corporate governance documents, free of charge, to any shareholder upon written request to Netcapital Inc., One Lincoln Street, Boston, MA 02111, Attn: Corporate Secretary.

Director Independence

Our common stock is currently quoted on the Nasdaq Capital Market. Nasdaq Rule 5065(b) requires that “[a] majority of the board of directors must be comprised of Independent Directors as defined in Rule 5605(a)(2).” Pursuant to these requirements, Avi Liss, Arnold Scott, and Steven Geary are independent members of our Board.

Non-Employee Director Compensation

The following table summarizes the director compensation of our non-employee directors for fiscal year 2025:

Name	Fees earned or paid in cash ($)(1)	Stock-based awards ($)(1)	Option awards ($)(1)	Non-equity incentive plan compensation ($)(1)	All other compensation ($)(1)	Total ($)
Cecilia Lenk (2)	$-	-	-	-	-	$-
Avi Liss	$-	-	-	-	-	$-
Steven Geary	$-	-	-	-	-	$-
Arnold Scott	$-	-	-	-	-	$-

(1) We have not paid any type of this compensation to our non-employee directors in their capacity as such.

(2) We paid Ms. Lenk $50,472 for her role as CEO of Netcapital Advisors.

Non-Employee Director Compensation Policy

Our current director compensation program went into effect as of February 9, 2022, and is designed to align our director compensation program with the long-term interests of our stockholders by implementing a program comprised of equity compensation. The directors do not receive cash compensation as part of the director compensation program. Prior to February 9, 2022, we had no director compensation program.

In setting director compensation, the Company considers the amount of time that directors expend in fulfilling their duties to the Company as well as the skill level and experience required by our board of directors. The Company also considers board compensation practices at similarly situated companies, while keeping in mind the compensation philosophy of the Company and the stockholders’ interests. The directors also receive reimbursement for expenses, including reasonable travel expenses to attend board and committee meetings, reasonable outside seminar expenses, and other special board related expenses.

Board of Directors and Committees

Our Board has three standing Nasdaq compliance committees: Audit, Compensation, and Nominating and Corporate Governance. Each of the committees operates pursuant to its charter, all of which are available on the Corporate Governance section of our website, which is located at www.netcapitalinc.com. The committee charters are reviewed annually by the Nominating and Corporate Governance Committee. If appropriate, and in consultation with the chairs of the other committees, the Nominating and Corporate Governance Committee may propose revisions to the charters. The responsibilities of each committee are described in more detail below.

Our Board held no meetings and took actions by written consent on 19 occasions during the fiscal year ended April 30, 2025. No fees are paid to directors for attendance at meetings or for agreeing to a unanimous consent or the Board.

Audit Committee

Our Audit Committee members consist of Arnold Scott, Avi Liss and Steven Geary with Mr. Geary serving as Chair. Each of the members of our Audit Committee is an independent director under the Nasdaq listing rules, satisfies the additional independence criteria for Audit Committee members and satisfies the requirements for financial literacy under the Nasdaq listing rules and Rule 10A-3 of the Exchange Act, as applicable.

Our board has also determined that Mr. Geary qualifies as an Audit Committee financial expert within the meaning of the applicable rules and regulations of the SEC and satisfies the financial sophistication requirements of the Nasdaq listing rules. Our Audit Committee oversees our corporate accounting and financial reporting process and assists our Board in monitoring our financial systems and our legal and regulatory compliance. Our Audit Committee also:

●	oversees the work of our independent auditors;

●	approves the hiring, discharging and compensation of our independent auditors;

●	approves engagements of the independent auditors to render any audit or permissible non-audit services;

●	reviews the qualifications, independence and performance of the independent auditors;

●	reviews our financial statements and our critical accounting policies and estimates;

●	reviews the adequacy and effectiveness of our internal controls;

●	reviews our policies with respect to risk assessment and risk management;

●	reviews and monitors our policies and procedures relating to related person transactions; and

●	reviews and discusses with management and the independent auditors the results of our annual audit, our quarterly financial statements and our publicly filed reports.

Our Audit Committee held four meetings and took actions by written consent on 2 occasions during the fiscal year ended April 30, 2025. No fees are paid to directors for attendance at meetings or for agreeing to a unanimous consent.

Compensation Committee

Our Compensation Committee consists of Avi Liss, Arnold Scott, and Steven Geary with Avi Liss serving as Chair. The Compensation Committee oversees our compensation policies, plans and programs, and to review and determine the compensation to be paid to our executive officers and directors. Our Compensation Committee also:

●	reviews and recommends the compensation arrangements for management, including the compensation for our president and chief executive officer;

●	establishes and reviews general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

●	administers our stock incentive plans; and

●	prepares the report of the compensation committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Our Compensation Committee held no meetings and took actions by written consent on 1 during the fiscal year ended April 30, 2025. No fees are paid to directors for attendance at meetings or for agreeing to a unanimous consent.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Avi Liss, Arnold Scott, and Steven Geary, with Arnold Scott serving as the Chair. The Nominating and Corporate Governance Committee is responsible, among other things:

●	oversees our corporate governance functions on behalf of the Board;

●	makes recommendations to the Board regarding corporate governance issues;

●	identifies and evaluates candidates to serve as our directors consistent with the criteria approved by the Board and reviews and evaluates the performance of the Board;

●	serves as a focal point for communication between director candidates, non-committee directors and management;

●	selects or recommends to the Board for selection candidates to the Board, or, to the extent required below, to serve as nominees for director for the annual meeting of shareholders; and

●	makes other recommendations to the Board regarding affairs relating to our directors.

Our Nominating and Corporate Governance Committee held no meetings and took actions by written consent one 1 during the fiscal year ended April 30, 2025. No fees are paid to directors for attendance at meetings or for agreeing to a unanimous consent.

Shareholder Communications with our Board

Shareholders and other interested persons seeking to communicate with our Board must submit their written communications to our Corporate Secretary at Netcapital Inc., One Lincoln Street, Boston, MA 02111. Such communications must include the number of Company securities owned, beneficially or otherwise, by the person issuing the communication. Depending on the subject matter of the communication, our Corporate Secretary will do one of the following:

●	forward the communication to the Board or any individual member of our Board to whom any communication is specifically addressed;

●	attempt to handle the inquiry directly, for example where it is a request for information about our Company or it is a stock related matter; or

●	not forward the communication if it is primarily commercial in nature, if it relates to an improper or irrelevant topic, or if it is unduly hostile, threatening, illegal or otherwise inappropriate.

Our Board (and any individual director to whom the communication was specifically addressed) will determine what further steps are appropriate depending on the facts and circumstances outlined in the communication.

Code of Ethics

We have adopted a Code of Ethics and Business Conduct applicable to our directors, officers and employees, in accordance with Section 406 of the Sarbanes-Oxley Act, the rules of the SEC promulgated thereunder, and the Nasdaq listing rules. You may obtain a copy of our Code of Business Conduct and Ethics on our website at www.netcapitalinc.com. In addition, a copy of the Code of Ethics and Business Conduct will be provided without charge upon request from us. If we make any amendments to our Code of Ethics and Business Conduct other than technical, administrative or other non-substantive amendments, or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics and Business Conduct applicable to our principal executive officer, principal financial officer principal accounting officer or controller or persons performing similar functions requiring disclosure under applicable SEC or Nasdaq rules, we will disclose the nature of such amendment or waiver in a Current Report on Form 8-K. We also intend to post any amendments to our Code of Ethics and Business Conduct, or any waivers of its requirements, on our website, www.netcapitalinc.com.

Limitation of liability and indemnification matters

Our articles of incorporation contain provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Utah law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, unless the director engaged in gross negligence, willful misconduct or intentional infliction of harm on the corporation or its shareholders, or an intentional violation of criminal law.

We have entered and expect to continue to enter into agreements to indemnify our directors, executive officers and other employees as determined by our Board. With specified exceptions, these agreements provide for indemnification for related expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that these provisions in our articles of incorporation and the indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

The limitation of liability and indemnification provisions included in our articles of incorporation may discourage stockholders from bringing a lawsuit against our directors and officers for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and our stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act of 1934, requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities (“10% Shareholders”), to file with the Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and 10% Shareholders are required by Commission regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely upon a review of Form 3, 4, and 5 filed with the SEC during the fiscal year ended April 30, 2025, we believe that, our directors, executive officers, and greater than 10% Shareholders have complied with all applicable filing requirements for the fiscal year ended April 30, 2025.

Insider Trading Policy

We have adopted an insider trading policy applicable to our directors, officers, employees, and other covered persons, and have implemented processes for the company, that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, and the Nasdaq Capital Market listing standards. Our insider trading policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Our Board currently consists of five directors, and their terms will expire at the 2025 Annual Meeting. Directors are elected at the annual meeting of shareholders each year and hold office until their resignation or removal or their successors are duly elected and qualified.

Martin Kay, Cecilia Lenk, Steven Geary, Avi Liss and Arnold Scott have each been nominated to serve as directors and have agreed to stand for election. If the nominees are elected at the 2025 Annual Meeting, then each nominee will serve for a one-year term expiring at the 2025 annual meeting of shareholders and until his or her successor is duly elected and qualified.

Directors are elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors, and which did not abstain. Accordingly, for Proposal No. 1, the nominees receiving the highest number of votes cast for the number of positions to be filled are elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of each of the three nominees named below.

Recommendation of our Board

Our Board unanimously recommends that the shareholders vote “FOR” the election of all of our director nominees at the 2025 Annual Meeting.

Nominees for Election to the Board for a Term Expiring at the 2026 Annual Meeting of Shareholders

Nominee	Age	Position(s)
Martin Kay	61	President, Chief Executive Officer and Director
Cecilia Lenk	70	Director, CEO of Netcapital Advisors Inc.
Avi Liss	45	Secretary and Director
Steven Geary	58	Director
Arnold Scott	82	Director

Martin Kay

Martin Kay has served as a Director of the Company since May 2022 and as our Chief Executive Officer since January 2023. He was formerly a Managing Director at Accenture Strategy, a position he held from October 2015 until December 2022 and holds a BA in physics from Oxford University and an MBA from Stanford University Graduate School of Business. Mr. Kay is an experienced C-suite advisor and digital media entrepreneur, working at the intersection of business and technology. His experience includes oversight of our funding portal when he served on the board of managers of Netcapital Systems LLC from 2017 – 2021.

Cecilia Lenk

Cecilia Lenk has served as a director since July 2017. She served as our Chief Executive Officer from July 2017 to January 2023 and currently serves as the Chief Executive Officer of our wholly owned subsidiary, Netcapital Advisors Inc. Prior to that, she worked as a self-employed business consultant and a town councilor in Watertown, MA for five years. Ms. Lenk has specialized in technology and health care. Formerly Vice President of Technology and Digital Design at Decision Resources Inc., a global company serving the biopharmaceutical market, she oversaw the implementation of new technologies, products, and business processes. Prior to joining Decision Resources, Cecilia founded a technology firm that built a patented platform for online research. She has managed large-scale technology projects for leading corporations, universities, government agencies, and major non-profit organizations. Ms. Lenk has a Ph.D. in Biology from Harvard University and a B.A. from Johns Hopkins University in Geography and Environmental Engineering. She has served on a number of non-profit boards, including Chair of the Johns Hopkins Engineering Alumni. She is currently on the Alumni Advisory Board for the Hopkins School of Engineering. Ms. Lenk brings to our Board key leadership experience in high-growth technology companies and possesses a strong mix of strategic, finance, and operating skills.

Avi Liss

Avi Liss has served as a Director and Secretary of the Company since August 2010. From August 2009 to present, he has served as the President of Liss Law, LLC, a law firm specializing in real estate conveyances. Prior to founding Liss Law, he worked as a judicial law clerk for the Honorable Stephen S. Mitchell, a bankruptcy court judge for the Eastern District of Virginia. Mr. Liss is well qualified to serve as a director of the company due to his knowledge and working experience with legal governance matters.

Steven Geary

Steven Geary has served as a Director of the Company since June 2006. Since 2009, he has served in several management positions at Statera and is currently the Vice President of Strategy and Business Development. From 2008 to 2009, he was the Chief Executive Officer of ImproveSmart, Inc. From April 2006 to June 2008, he served as our President and Chief Operating Officer, and as our Chief Executive Officer from June 2008 to December 2009. Mr. Geary has significant business development and brand marketing expertise in consumer products and services.

Arnold Scott

Arnold Scott has served as a Director of the Company since December 2022. In addition, Mr. Scott currently serves as a founding member of the Boston Chapter of the Private Directors Association, a position he has held since 2020. Previously, he served as a director of ChipBrain, a position he held from 2021 - 2022, a director and Vice Chairman of First Commons Bank from 2008-2017, as a director of Perillon Software from 2015-2019 and as a manager on the board of managers of Netcapital Systems LLC from 2017 - 2020, an affiliate and shareholder of Netcapital Inc. In addition, he previously has served as a member of the board of trustees of Alderson Broaddus University from 2013 to 2020. He has also served on several advisory boards including Vestmark, Successimo, ai Resources, and The Capital Network.

Material Proceedings

No material proceedings exist in which any of our directors or executive officers is an adverse party to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries as defined in Item 103(c)(2), Regulation S-K.

Family Relationships

There are no family relationships among our directors or officers.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

No Appraisal Rights

No appraisal rights are available under the Utah Revised Business Corporations Act or under our Articles of Incorporation, or our Bylaws, as amended, with respect to the Proposal No. 1.

Interests of Officers and Directors in this Proposal

Our officers and directors have a direct interest in in this proposal.

Required Vote of Shareholders

A plurality of the votes cast at the Annual Meeting is required to approve Proposal No. 1.

Board Recommendation

The Board unanimously recommends a vote “FOR” each director nominee under Proposal No. 1.

EXECUTIVE OFFICERS

The following are biographical summaries of our executive officers and their ages, except for Mr. Kay, whose biography is included under the heading “Proposal 1: Election of Directors” set forth above:

Name	Age	Position(s)
Martin Kay	61	President, Chief Executive Officer and Director
Coreen Kraysler	61	Chief Financial Officer
Jason Frishman	32	Founder

Coreen Kraysler

Coreen Kraysler has served as the Chief Financial Officer of the Company since September 2017. Ms. Kraysler is a CFA Charterholder with over 30 years of investment experience. Formerly a Senior Vice President and Principal at Independence Investments, she managed several 5-star rated mutual funds as well as institutional accounts and served on the Investment Committee. She also worked at Eaton Vance as a Vice President, Equity Analyst on the Large and Midcap Value teams. A specialist in financial services, household and consumer products, she guest lectures at local colleges and universities. She received a B.A. in Economics and French, cum laude, from Wellesley College and a Master of Science in Management from MIT Sloan.

Jason Frishman

Jason Frishman is the Founder and former Chief Executive Officer of our funding portal subsidiary, Netcapital Funding Portal Inc. Mr. Frishman founded Netcapital Funding Portal Inc. to help reduce the systemic inefficiencies early-stage companies face in securing capital. He currently holds advisory positions at leading organizations in the financial technology ecosystem and has spoken as an external expert at Morgan Stanley, University of Michigan, YPO, and others. Mr. Frishman has a background in the life sciences and previously conducted research in medical oncology at the Dana Farber Cancer Institute and cognitive neuroscience at the University of Miami, where he graduated summa cum laude with a B.S. in Neuroscience.

EXECUTIVE COMPENSATION

On August 1, 2024, we effectuated a 1-for-70 reverse split of our outstanding shares of common stock. No fractional shares were issued in connection with the reverse stock split and all such fractional interests were rounded up to the nearest whole number of shares of common stock. The conversion and/or exercise prices of our issued and outstanding convertible securities, including shares issuable upon exercise of outstanding stock options and warrants have been adjusted accordingly. All information presented in this section has been retroactively restated to give effect to our 1-for-70 reverse split of our outstanding shares of common stock and unless otherwise indicated, all such amounts and corresponding exercise price data set forth in this section have been adjusted to give effect to the reverse stock split.

Summary Compensation Table

The following table sets forth, for the fiscal years indicated, all compensation awarded to, earned by or paid to Martin Kay, our CEO, Coreen Kraysler, our CFO and Jason Frishman, Founder and former Chief Executive Officer of our wholly owned subsidiary Netcapital Funding Portal, Inc., or, collectively, the Named Executive Officers, or NEOs. We have no other executive officers.

Summary Executive Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Option Awards ($)	Nonequity incentive plan compensation ($)	All Other Compensation ($)	Total ($)
Martin Kay,	2025	300,777	75,000	$-	-	-	375,777
Chief Executive Officer	2024	300,000	40,000	-	-	-	340,000

Coreen Kraysler,	2025	225,777	50,000	-	-	-	275,777
Chief Financial Officer	2024	225,000	40,000	-	-	-	265,000

Jason Frishman,	2025	225,261	-	-	-	-	225,261
Founder	2024	228,034	-	-	-	-	228,034

(1) The amounts in this column reflect discretionary bonuses awarded in connection with the completion of the fiscal year, an equity financing transaction, and efforts related to the broker-dealer license application for a newly formed subsidiary of the Company. The bonuses were approved by the Compensation Committee based on the judgment that these contributions by Mr. Kay and Ms. Kraysler were significant to the Company’s strategic progress.

Outstanding Equity Awards At End of 2025

The following table provides information about outstanding stock options issued by the Company held by each of our NEOs as of April 30, 2025. Other than the equity awards set forth in the table below, none of our NEOs held any other equity awards from the Company as of April 30, 2025.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Has Not Yet Vested	Market Value of Stock that has not Yet Vested
Martin Kay (1)	1/1/2023	8,334	5,952	100.10	1/3/2033	0	0

Coreen Kraysler	1/1/2023	1,667	1,190	100.10	1/3/2033	0	0
(1)	2/1/2022	232	54	735.00	2/9/2032	0	0

Jason Frishman	1/1/2023	1,667	1,190	100.10	1/3/2033	0	0
(1)	2/1/2022	232	54	735.00	2/9/2032	0	0

(1) Each option grant to each NEO vests monthly over a 48-month period.

Officer Compensation

We pay each of our Named Executives Officers a combination of a cash salary and equity awards for their services.

Bonus Arrangements

Pursuant to the terms of the executive employment agreements and the Company’s compensation practices, the Board, upon recommendations of the Compensation Committee, may award discretionary bonuses based on Company performance and individual contributions. The Company does not have a formal bonus formula or plan but considers factors such as financial results, strategic milestones, and individual effort.

For fiscal year 2025, the Compensation Committee approved discretionary bonuses to Martin Kay and Coreen Kraysler in recognition of their roles in completing the fiscal year-end process, executing an equity financing, and advancing the application process for a broker-dealer license for a newly formed subsidiary of the Company. These efforts were deemed by the Compensation Committee to be critical to the Company’s strategic objectives.

Equity Grant Practices

The Company grants equity awards to executives and employees to align their long-term interests with those of shareholders and to attract and retain key personnel. Stock option grants are typically made at the time of hire and may also be awarded in connection with significant milestones or annual performance reviews. The exercise price of all stock options is equal to the fair market value of the Company’s common stock on the date of grant.

2023 Equity Incentive Plan

In March 2023, the Company’s stockholders approved the 2023 Equity Incentive Plan (the “2023 Plan”), which provides for the award of incentive stock options, non-qualified stock options, restricted stock awards, restricted stock units, stock appreciation rights, and cash-based incentive awards. As of April 30, 2025, there were [●] shares subject to outstanding option awards under the 2023 Plan and [●] shares remained available for future issuance.

2021 Equity Incentive Plan

In November 2021, the Company’s stockholders approved the 2021 Equity Incentive Plan (the “2021 Plan”), which authorized the issuance of [4,286] shares of common stock in the form of stock options, restricted stock, RSUs, SARs, and other equity-based and cash-based awards. As of April 30, 2025, 2,671 options had been granted to directors under the 2021 Plan, and 1,615 shares remained available for grant.

Equity awards are granted by the Board or the Compensation Committee based on a review of market practices, individual performance, and the overall equity compensation strategy of the Company.

Other Employee Benefits

The Company provides employees, including executives, with benefits that it believes are generally comparable to those offered by other companies in its industry and size. These include:

- Health, dental, and vision insurance

- Life and disability insurance

- Paid time off and holidays

Perquisites

Perquisites are not a material component of compensation. In general, named executive officers do not receive reimbursements for meals, airlines, and travel costs, other than those costs allowed for all employees. During 2024, our named executive officer did not receive an allowance from the Company or any of the above or a reimbursement for any expense incurred for non-business purposes.

Equity Award Grant Timing

We do not have a written policy in place regarding the timing of the grant and issuance of stock options in relation to the release of material non-public information. Historically, we have granted stock option awards on an annual basis and as may otherwise be deemed appropriate by our Board or compensation committee from time to time based on the facts and circumstances, as applicable. We have not intentionally timed the grant of stock options in anticipation of the release of material nonpublic information, nor have we intentionally timed the release of material nonpublic information based on stock option grant dates. During fiscal year ended April 30, 2025, did not grant stock options (or similar awards) to any of our named executive officers.

Employment Agreements

We currently have employment agreements with Martin Kay and Coreen Kraysler which are described below.

Employment Agreement with Martin Kay

We entered into an employment agreement with Martin Kay on January 3, 2023, pursuant to which we employ Mr. Kay as our Chief Executive Officer (“Kay Employment Agreement”). The Kay Employment Agreement provides for a three-year term. Under the Kay Employment Agreement, Mr. Kay is eligible to (a) receive an annual base salary of $300,000; (b) receive an option grant to purchase 1,429 fully vested shares of the Company pursuant to the 2023 Plan and an option grant to purchase 14,286 shares of the Company, which vest monthly over four (4) years pursuant to an option award agreement, described below, and in each case subject to the 2023 Plan; (c) receive periodic bonuses or additional salary in the discretion of the Board or compensation committee; (d) receive .005 times the gross revenue paid in cash annually so long as the Company reports positive earnings after the bonus is paid; (d) participate in the Company’s fringe benefits, health and welfare plans, and pension and/ or profit sharing plans provided to executives; (e) receive reimbursement for all reasonable business expenses; and (f) receive sick leave, sick pay, and disability benefits in accordance with Company policy. The Kay Employment Agreement may be terminated upon the occurrence of the death of Mr. Kay, at any time by Mr. Kay, by the Company due to disability, by the Company for “cause”, or by Mr. Kay for “good reason”. The Kay Employment Agreement also contains provisions regarding, among other things, a six (6)-month non-competition provision, confidential information, governing law, and covenants governing Mr. Kay’s conduct.

Employment Agreement with Coreen Kraysler

We entered into an employment agreement with Coreen Kraysler on June 23, 2022 pursuant to which we employ Ms. Kraysler as our Chief Financial Officer (“Kraysler Employment Agreement”). The Kraysler Employment Agreement provides for a three-year term. The Kraysler Employment Agreement provides for an annual base salary during the term of the Kraysler Employment Agreement of $96,000, which was increased to $150,000 upon completion of a public offering in July 2022, and increased to $225,000 in January 2023. Ms. Kraysler is eligible for periodic bonuses or for additional salary in addition to her base salary, as may be determined by our board of directors or the Compensation Committee.

The Kraysler Employment Agreement also contains the following material provisions: eligible to participate in all employee fringe benefits and any pension and/or profit share plans; eligible to participate in any medical and health plans; entitled to sick leave, sick pay and disability benefits; entitled to reimbursement for all reasonable and necessary business expenses. Ms. Kraysler agreed to non-compete and non-solicit terms under the Kraysler Employment Agreement.

Potential Payments Upon Termination Or Change In Control

In the event that Ms. Kraysler’s employment is terminated by us for any reason other than “cause” or by Ms. Kraysler for “good reason,” then Ms. Kraysler shall retain the 286 shares of common stock and the 2,857 shares of common stock underlying the stock option grants issued to Ms. Kraysler in February 2022 and January 2023, respectively. In addition, all of the unvested portion of Ms. Kraysler’s stock options shall immediately and fully vest.

The following table sets forth quantitative information with respect to potential payments to be made to Ms. Kraysler upon termination in various circumstances. The potential payments are based on the terms of each of the employment agreements discussed above. For a more detailed description of the Kraysler Employment Agreement, see the “Employment Agreements” section above.

	Potential Payments and Benefits Upon Termination
Name	Option Awards (#)
Coreen Kraysler	$105,111	(1)

(1)	Represents the number of unvested options at April 30, 2025. Ms. Kraysler’s options vest equally over a 48-month period. At April 30, 2024, there were 9 months remaining in her vesting schedule for the options granted in February 2022 and 20 months remaining in her vesting schedule for the options granted in January 2023. The potential payment of shares subject to Ms. Kraysler’s unvested options will reduce every month as her options vest and the value of her unvested options will be based on our market price at such time.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and certain financial performance metrics. The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how we or the compensation committee view the link between financial performance and the compensation actually received or realized by our named executive officers. All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

The table below presents information on the compensation of CEO and other named executive officers in comparison to certain performance metrics for 2025, 2024 and 2023. Martin Kay has been our CEO since January 3, 2023 and Cecilia Lenk was CEO for all of 2022 and through January 3, 2023. These metrics are not those that the compensation committee uses when setting executive compensation. The use of the term Compensation Actually Paid (CAP) is required by the rules and regulations of the SEC, and under such rules, CAP was calculated by adjusting the Summary Compensation Table, or SCT. Total values for the applicable year as described in the footnotes  to the table.

Year	Summary Compensation Table Total for First PEO (Cecilia Lenk) (1)	Summary Compensation Table Total for Second PEO (Martin Kay) (1)	Compensation Actually Paid to First PEO (1)	Compensation Actually Paid to Second PEO (1)	Average Summary Compensation Table Total for Non-PEO Name Executive Officers (1)(2)	Average Compensation Actually Paid to Non-PEO Name Executive Officers (3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return	Net Income
	(a)	(b)	(a)	(b)	(c)	(d)
2025	$-	$375,777	$-	$301,380	$250,519	$235,639	$0.29	$(27,969,279)

2024	$-	340,000	$-	$(518,466)	$246,517	$74,825	$1.47	$(4,986,317)

2023	$93,461	$1,094,514	$43,059	$1,045,940	$390,134	$283,207	$15.11	2,954,972

(1)	The Principal Executive Officer (“PEO”) information reflected in columns (a) and (b) relates to our CEO, Cecilia Lenk (until January 3, 2023), or First PEO, and Martin Kay (from January 3. 2023 until April 30, 2023), or Second PEO. The non-Principal Executive Officer (“non-PEO”) NEOs information reflected in columns (c) and (d) above relates to our CFO Coreen Kraysler and founder of our Netcapital Funding Portal Subsidiary, Jason Frishman.

(2)	The amounts shown in this column are the average total compensation reported for the non-PEO NEOs, as applicable, for each corresponding year in the “Total” column of the Summary Compensation. Please refer to “Executive Compensation—Compensation Tables—Summary Compensation Table.”

(3)	The amounts shown have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually realized or received by the Company’s PEO and non-PEO NEOs. In accordance with the requirements of Item 402(v) of Regulation S-K, adjustments were made to Ms. Lenk’s and Mr. Kay’s total compensation, as applicable, or the average total compensation of the non-PEO NEOs, as applicable, as described in the tables below.

First PEO (Cecilia Lenk) SCT Total to CAP Reconciliation

Year	Summary Compensation Total	Less Stock Awards	Less Option Awards	Fair Value Adjustments to SCT Total	CAP
2025	$—	$—	$—	$—	$—
2024	$—	$—	$—	$—	$—
2023	$93,461	$—	(4,833)	$(45,569)	$43,059

Second PEO (Martin Kay) SCT Total to CAP Reconciliation

Year	Summary Compensation Total	Less Stock Awards	Less Option Awards	Fair Value Adjustments to SCT Total	CAP
2025	$375,777	$—	$—	$(74,398)	$301,380
2024	$340,000	$—	$—	$(858,466)	$(518,466)
2023	$1,094,514	$—	$(999,899)	$951,325	$1,045,940

Average Non-PEO NEOs SCT Total to CAP Reconciliation

Year	Summary Compensation Total	Less Stock Awards	Less Option Awards	Fair Value Adjustments to SCT Total	CAP
2025	$250,519	—	—	$(14,880)	$235,639
2024	$246,517	$—	$—	$(171,692)	$74,825
2023	$390,134	$—	$(199,980)	$93,053	$283,207

First PEO (Cecilia Lenk) Equity Component of CAP

Year	Fair Value of Current Year Equity Awards at April 30,	Change in Fair Value of Prior Years’ Awards Unvested at April 30,	Change in Fair Value of Prior Years’ Awards Vested through the Year Ended April 30,	Change in Fair Value of Prior Years’ Awards Failed to Vest through the Year Ended April 30,	Equity Value Included in CAP
	(a)	(b)	(c)	(d)	(e) = (a)+(b)+(c)+(d)
2025	$—	$—	$—	$—	$—
2024	$—	$—	$—	$—	$—
2023	$27,184	$(33,417)	$(12,152)	$—	$(18,384)

Second PEO (Martin Kay) Equity Component of CAP

Year	Fair Value of Current Year Equity Awards at April 30,	Change in Fair Value of Prior Years’ Awards Unvested at April 30,	Change in Fair Value of Prior Years’ Awards Vested through the Year Ended April 30,	Change in Fair Value of Prior Years’ Awards Failed to Vest through the Year Ended April 30,	Equity Value Included in CAP
	(a)	(b)	(c)	(d)	(e) = (a)+(b)+(c)+(d)
2025	$—	$(54,214)	$(20,184)	$—	$(74,398)
2024	$—	$(810,142)	$(48,324)	$—	$(858,466)
2023	$951,325	$—	$—	$—	$951,325

Average Non-PEO NEOs Equity Component of CAP

Year	Fair Value of Current Year Equity Awards at April 30,	Change in Fair Value of Prior Years’ Awards Unvested at April 30,	Change in Fair Value of Prior Years’ Awards Vested through the Year Ended April 30,	Change in Fair Value of Prior Years’ Awards Failed to Vest through the Year Ended April 30,	Equity Value Included in CAP
	(a)	(b)	(c)	(d)	(e) = (a)+(b)+(c)+(d)
2025	$—	$(10,843)	$(4,037)	$—	$(14,880)
2024	$—	$(162,028)	$(9,664)	$—	$(171,692)
2023	$190,265	$(66,834)	$(30,379)	$—	$93,053

Compensation Plans

2021 Equity Incentive Plan and 2023 Omnibus Equity Incentive Plan

The following table shows information regarding our equity compensation plans as of April 30, 2025.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (c)
Equity compensation plans approved by security holders (1)	26,059	$99.40	140,229
Equity compensation plans not approved by security holders (2)	2,351	$735.00	1,935
Total	28,410	$172.20	142,164

(1)	2023 Omnibus Equity Incentive Plan. In March 2023, stockholders approved the Company’s 2023 Equity Incentive Plan (the “2023 Plan”). The 2023 Plan provides for the award of stock options (incentive and non-qualified), restricted stock awards, restricted stock units, stock appreciation rights, cash incentive awards and other awards to officers, directors, employees, and consultants who provide services to the Company.

The 2023 Plan will be administered by the Board or a committee to which the Board delegates such responsibility (the “Administrator”). The Administrator may interpret the 2023 Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the 2023 Plan. Unless sooner terminated, the 2023 Plan will terminate ten years after the effective date of the 2023 Plan. To the extent necessary to preserve the economic intent of an award under the 2023 Plan, following a “change in capitalization”, such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion.

(2) 2021 Equity Incentive Plan. In November 2021, stockholders approved the Company’s 2021 Equity Incentive Plan (the “2021 Plan”). The 2021 Plan provides for the award of stock options (incentive and nonqualified), restricted stock awards, restricted stock units, stock appreciation rights, performance share awards, stock onuses and other stock-based awards and cash-based incentive awards. An aggregate of [4,286] shares of our common stock is reserved for issuance and available for awards under the Plan, including incentive stock options granted under the 2021 Plan. The administrator of the 2021 Plan may grant awards to any employee, director, consultant or other person providing services to us or our affiliates. As of April 30, 2024, we had awarded an aggregate of 2,671 options to purchase shares of common stock to directors and there remain 1,615 shares for grant under the 2021 Plan.

The 2021 Plan is administered by our Board. The administrator of the 2021 Plan has the authority to determine, within the limits of the express provisions of the 2021 Plan, the individuals to whom awards will be granted, the nature, amount and terms of such awards and the objectives and conditions for earning such awards. Our Board may at any time amend or terminate the 2021 Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards previously made under the 2021 Plan without the consent of the recipient. No awards may be made under the 2021 Plan after the tenth anniversary of its effective date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

On August 1, 2024, we effectuated a 1-for-70 reverse split of our outstanding shares of common stock. No fractional shares were issued in connection with the reverse stock split and all such fractional interests were rounded up to the nearest whole number of shares of common stock. The conversion and/or exercise prices of our issued and outstanding convertible securities, including shares issuable upon exercise of outstanding stock options and warrants have been adjusted accordingly. All information presented in this section has been retroactively restated to give effect to our 1-for-70 reverse split of our outstanding shares of common stock and unless otherwise indicated, all such amounts and corresponding exercise price data set forth in this section have been adjusted to give effect to the reverse stock split.

The following table sets forth information with respect to the beneficial ownership of shares of our Common Stock as of the Record Date by:

●	each person whom we know beneficially owns more than 5% of any class of equity security;

●	each of our directors individually;

●	each of our named executive officers individually; and

●	all of our current directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting or investment power with respect to such securities. In addition, pursuant to such rules, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of the Record Date. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the beneficial owners named in the table below have sole voting and investment power with respect to all shares of our common stock that they beneficially own, subject to applicable community property laws. The inclusion in the table below of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Name and Address of Beneficial Owner(1)	Number of Shares		Percent of Common Stock*
5% or Greater Shareholders:
GlobexUS Holdings Corp.(2)	500,000		16.45%
Officers and Directors :
Jason Frishman	36,608	(3)	1.20%
Martin Kay	64,822	(4)	2.13%
Steven Geary	4,812	(5)	*
Arnold Scott	2,469	(6)	*
Coreen Kraysler	57,483	(7)	*
Cecilia Lenk	1,677	(8)	*
Avi Liss	1,403	(9)	*
All Named Executive Officers and Directors as a Group (7 persons)	169,274		5.54%

* Based on 3,040,380 shares outstanding as of the Record Date.

** Less than 1%

(1)	Unless otherwise noted, the business address of each member of our Board is c/o Netcapital Inc. 1 Lincoln Street, Boston Massachusetts 02111.

(2)

Brian Collins is the natural person with voting and dispositive power with respect to the shares held by GlobexUS Holdings Corp. The address of GlobexUS Holdings Corp. is 2076 Midlane South, #100, Syosset NY 11791.

(3)	Includes (i) 12,161 shares of common stock subject to stock options that are presently exercisable or exercisable within 60 days after the Record Date, and (ii) 24,447 shares of common stock held by Netcapital Systems LLC, an entity that Jason Frishman is the President of and in such capacity has the right to vote and dispose of the securities held by such entity.

(4)	Includes 64,822 shares of common stock subject to stock options that are presently exercisable or exercisable within 60 days after the Record Date.

(5)	Includes (i) 3,567 shares of common stock and (ii) 1,245 shares of common stock subject to stock options that are presently exercisable or exercisable within 60 days after the Record Date.

(6)	Includes 1,179 shares of common stock subject to stock options that are presently exercisable or exercisable within 60 days of the Record Date.

(7)	Includes 57,161 shares of common stock subject to stock options that are presently exercisable or exercisable within 60 days after the Record Date.

(8)	Includes 1,310 shares of common stock subject to stock options that are presently exercisable or exercisable within 60 days after the Record Date.

(9)	Includes 1,245 shares of common stock subject to stock options that are presently exercisable or exercisable within 60 days of the Record Date.

PROPOSAL NO. 2: RATIFICATION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Fruci as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2026 and our Board has directed that management submit the appointment of Fruci as the Company’s independent registered public accounting firm for the fiscal year ended April 30, 2026 for ratification by the shareholders at the 2025 Annual Meeting. Representatives of Fruci are expected to be virtually present at the 2025 Annual Meeting, will have an opportunity to make a statement if they so desire, and be available to respond to appropriate questions. Fruci was appointed to serve as our independent registered public accounting firm in 2017.

Shareholder ratification of the appointment of Fruci as the Company’s independent registered public accounting firm is not required law. However, our Board is submitting the audit committee’s appointment of Fruci to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the appointment, the audit committee will reconsider whether to retain that firm. Even if the appointment is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company and its shareholders.

Independent Registered Public Accountant’s Fee

The following table presents fees for professional audit services rendered by our independent registered public accounting firm during the past two fiscal years.

	Fiscal 2024	Fiscal 2025
Audit fees	$73,250	$84,500
Audit related fees	26,500	24,088
Tax fees
All other fees		16,088
Total	$99,750	$124,676

Audit Fees: Fees for audit services.

Audit-Related Fees: Fees not included in audit fees that are billed by the auditor for assurance and related services that are reasonably related to the performance of the audit of the financial statements. For Fiscal 2024 and Fiscal 2025, Audit-Related Fees consisted of comfort letters, and consents for registration statement filings.

Tax Fees: Fees for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees: All other fees billed by the auditor for products and services not included in the foregoing categories.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies regarding auditor independence, our board of directors has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the board of directors has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Prior to engagement of the independent auditor for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the board of directors for approval.

1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters and reviews of our financial statements included in our Quarterly Reports on Form 10-Q.

2. Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3. Tax services include all services performed by the independent auditor’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4. Other services are those associated with services not captured in the other categories. We generally do not request such services from the independent auditor.

No Appraisal Rights

No appraisal rights are available under the Utah Revised Business Corporations Act or under our Articles of Incorporation, or our Bylaws, as amended, with respect to the Proposal No. 2.

Interests of Officers and Directors in this Proposal

Our officers and directors do not have a substantial interest, direct or indirect, in this proposal.

Required Vote of Shareholders

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal No. 2.

Board Recommendation

The Board unanimously recommends a vote “FOR” Proposal No. 2.

PROPOSAL NO. 3: SAY ON PAY

In accordance with Section 14A of the Exchange Act and the related rules of the SEC, the Company is asking its stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the principles, policies and practices described in this proxy statement. Accordingly, the following advisory resolution is submitted for stockholder vote at the annual meeting:

RESOLVED, that the stockholders of Netcapital Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables regarding named executive officer compensation and the narrative disclosures that accompany the compensation tables.

Although the “say-on-pay” vote is non-binding, the Board of Directors and the Compensation Committee will carefully review and consider the voting results when evaluating our named executive officer compensation program.

No Appraisal Rights

No appraisal rights are available under the Utah Revised Business Corporations Act or under our Articles of Incorporation, or our Bylaws, as amended, with respect to the Proposal No. 3.

Interests of Officers and Directors in this Proposal

Our officers have a direct interest in in this proposal.

Required Vote of Shareholders

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal No. 3.

Board Recommendation

The Board unanimously recommends a vote “FOR” Proposal No. 3.

PROPOSAL NO. 4: EQUITY PLAN AMENDMENTS PROPOSAL

Introduction

On January 3, 2023, our Board adopted our 2023 Plan. The 2023 Plan was approved by the stockholders at our 2023 Annual Meeting of Stockholders on March 28, 2023.

On June 6, 2025, our Board approved a proposed First Amendment to the 2023 Plan (“First Plan Amendment”) and on July 30, 2025 our Board approved a proposed Second Amendment to the 2023 Plan (the “Second Plan Amendment” and together with the First Plan Amendment, the “Plan Amendments”), in each case, subject to, and to be effective upon, the approval of this Proposal 4 by our stockholders at the Annual Meeting. The purpose of the Plan Amendments is to increase the share reserve to 3,500,000 and to modify the evergreen provision such that the number of shares of common stock reserved for issuance and the ISO limit under the 2023 Plan shall be increased on an annual basis, on the first day of each fiscal year beginning with May 1, 2026 and ending with the last May 1 during the initial ten-year term of the Plan, by the lesser of (A) ten percent (10%) of the shares of common stock outstanding (on an as-converted basis, which shall include shares of common stock issuable upon the exercise or conversion of all outstanding securities or rights convertible into or exercisable for shares of common stock, including without limitation, preferred stock, warrants and employee options to purchase any shares of common stock) on the final day of the immediately preceding calendar year; and (B) such lesser number of shares of common stock as determined by the Board, provided that the ISO limit may not be increased under the evergreen by more than 400,000 per year.

Under the 2023 Plan, no shares of our common stock are currently available for grant.

Our administrator may grant incentive stock options (“ISOs”), non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards to participants to acquire shares of common stock under the 2023 Plan. As of August 4, 2025, subject to the stockholder approval of the option grants set forth below, there are no remaining shares of our common stock available for issuance under the 2023 Plan. If the Plan Amendments are not approved, we may be unable to continue to offer competitive equity-based compensation and would need to consider other compensation alternatives. The increase in the number of shares of common stock available under the 2023 Plan pursuant to the Plan Amendments as described below will allow us to continue to provide equity incentive awards as part of our compensation objectives to attract and retain talented employees and provide them with the right incentives to execute our strategic objectives will maximizing our stockholders’ investment in our company. Our Board believes that the 2023 Plan plays an essential role in providing long-term, performance-based incentives aligned with stockholder interests.

Based solely on the closing price of our common stock as reported on the August 1, 2025, the maximum aggregate market value of the 3,361,398 additional shares that could potentially be issued under the 2023 Plan, as amended by the Plan Amendments, is approximately $11,563,209. The shares available for issuance by us under the 2023 Plan will be authorized but unissued shares. The following table sets forth, as of the Record Date, the approximate number of each class of participants eligible to participate in the 2023 Plan and the basis of such participation.

Class and Basis of Participation	Approximate Number of Class
Employees	20
Directors(1)	5
Independent Contractors	16

(1) Two (2) of the five (5) directors are employees.

The table below illustrates our equity use in each of the past three fiscal years:

		Fiscal Year 2025	Fiscal Year 2024	Fiscal Year 2023	Average
A	Total Shares Granted During Fiscal Year(1)	0	0	27,857	9,286
B	Basic Weighted Average Shares of Common Stock Outstanding	1,387,666	172,937	66,82	542,475
C	Burn Rate (A/B)	0%	0%	42%	2%

Background Related to Proposed Amendment to the 2023 Plan

We are asking stockholders to approve the Plan Amendments to increase the authorized share reserve by [•] and to modify the evergreen provision such that the number of shares of common stock reserved for issuance and the ISO limit under the 2023 Plan shall be increased on an annual basis, on the first day of each fiscal year beginning with May 1, 2026 and ending with the last May 1 during the initial ten-year term of the Plan, by the lesser of (A) ten percent (10%) of the shares of common stock outstanding (on an as-converted basis, which shall include shares of common stock issuable upon the exercise or conversion of all outstanding securities or rights convertible into or exercisable for shares of common stock, including without limitation, preferred stock, warrants and employee options to purchase any shares of common stock) on the final day of the immediately preceding fiscal year; (B) such lesser number of shares of common stock as determined by the Board, provided that the ISO limit may not be increased under the evergreen by more than 400,000 per year. While our Board and the compensation committee believe that equity and equity-based awards are an important component of our overall compensation program, the compensation committee prioritizes stockholder interests in evaluating awards to be granted to executives and other employees in its administration of the 2023 Plan.

Description of the 2023 Plan, As Amended

The following is a summary of the material features of the 2023 Plan. This summary is qualified in its entirety by the full text of the Plan Amendments, a copy of which is attached to this proxy statement as Appendix A.

Types of Awards. The 2023 Plan provides for the issuance of incentive stock options, non-statutory stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), and other stock-based awards.

Administration. The 2023 Plan will be administered by the Board, or if the Board does not administer the 2023 Plan, a committee or subcommittee of our Board that complies with the applicable requirements of Section 16 of the Exchange Act and any other applicable legal or stock exchange listing requirements (each of the Board or such committee or subcommittee, the “plan administrator”). The plan administrator may interpret the 2023 Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the 2023 Plan.

The 2023 Plan permits the plan administrator to select the eligible recipients who will receive awards, to determine the terms and conditions of those awards, including but not limited to the exercise price or other purchase price of an award, the number of shares of common stock or cash or other property subject to an award, the term of an award and the vesting schedule applicable to an award, and to amend the terms and conditions of outstanding awards.

Shares Available; Certain Limitations. The maximum number of shares of common stock reserved and available for issuance under the 2023 Plan shall be equal to the sum of (i) 3,500,000 shares, plus (ii) an annual increase on the first day of each fiscal year beginning with May 1, 2026 and ending with the last May 1 during the initial ten-year term of the 2023 Plan, equal to the lesser of (A) ten percent (10%) of the shares of common stock outstanding (on an as-converted basis, which shall include shares issuable upon the exercise or conversion of all outstanding securities or rights convertible into or exercisable for shares of common stock, including without limitation, preferred stock, warrants and employee options to purchase any shares of common stock) on the final day of the immediately preceding fiscal year and (B) such lesser number of shares of common stock as determined by the Board; provided, that, shares of common stock issued under the 2023 Plan with respect to an exempt award shall not count against such share limit.

No more than 3,500,000 shares of common stock, and as increased on an annual basis, on the first day of each fiscal year beginning with May 1, 2026 and ending with the last May 1 during the initial ten-year term of the Plan, by the lesser of (A) ten percent (10%) of the shares of common stock outstanding (on an as-converted basis, which shall include shares of common stock issuable upon the exercise or conversion of all outstanding securities or rights convertible into or exercisable for shares of common stock, including without limitation, preferred stock, warrants and employee options to purchase any shares of common stock) on the final day of the immediately preceding fiscal year; (B) 400,000 shares of common stock, and (C) such lesser number of shares of common stock as determined by the Board, shall be issued pursuant to the exercise of ISOs.

New shares reserved for issuance under the 2023 Plan may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If an award entitles the participant to receive or purchase shares, the number of shares covered by such award or to which such award relates shall be counted on the date of grant of such award against the aggregate number of shares available for granting awards under the 2023 Plan. If any shares subject to an award are forfeited, cancelled, exchanged or surrendered or if an award otherwise terminates or expires without a distribution of shares to the participant, the shares with respect to such award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for granting awards under the 2023 Plan. Notwithstanding the foregoing, (i) any shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of stock options; and (ii) shares surrendered or withheld as payment of either the exercise price of an award (including shares otherwise underlying a SAR that are retained by the Company to account for the exercise price of such SAR) and/or withholding taxes in respect of an award shall no longer be available for grant under the 2023 Plan. In addition, (i) to the extent an award is denominated in shares of common stock, but paid or settled in cash, the number of shares of common stock with respect to which such payment or settlement is made shall again be available for grants of awards pursuant to the 2023 Plan and (ii) shares of common stock underlying awards that can only be settled in cash shall not be counted against the aggregate number of shares of common stock available for awards under the 2023 Plan. Upon the exercise of any award granted in tandem with any other awards, such related awards shall be cancelled to the extent of the number of shares as to which the award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for grant under the 2023 Plan.

Restricted Stock and Restricted Stock Units. Restricted stock and RSUs may be granted under the 2023 Plan. The plan administrator will determine the purchase price, vesting schedule and performance goals, if any, and any other conditions that apply to a grant of restricted stock and RSUs. If the restrictions, performance goals or other conditions determined by the plan administrator are not satisfied, the restricted stock and RSUs will be forfeited. Subject to the provisions of the 2023 Plan and the applicable award agreement, the plan administrator has the sole discretion to provide for the lapse of restrictions in installments.

Unless the applicable award agreement provides otherwise, participants with restricted stock will generally have all of the rights of a shareholder; provided that dividends will only be paid if and when the underlying restricted stock vests. RSUs will not be entitled to dividends prior to vesting, but may be entitled to receive dividend equivalents if the award agreement provides for them. The rights of participants granted restricted stock or RSUs upon the termination of employment or service to us will be set forth in the award agreement.

Options. Incentive stock options and non-statutory stock options may be granted under the 2023 Plan. An “incentive stock option” means an option intended to qualify for tax treatment applicable to incentive stock options under Section 422 of the Internal Revenue Code. A “non-statutory stock option” is an option that is not subject to statutory requirements and limitations required for certain tax advantages that are allowed under specific provisions of the Internal Revenue Code. A non-statutory stock option under the 2023 Plan is referred to for federal income tax purposes as a “non-qualified” stock option. Each option granted under the Plan will be designated as a non-qualified stock option or an incentive stock option. At the discretion of the plan administrator, incentive stock options may be granted only to our employees, employees of our “parent corporation” (as such term is defined in Section 424(e) of the Code) or employees of our subsidiaries.

The exercise period of an option may not exceed ten years from the date of grant and the exercise price may not be less than 100% of the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to ten percent stockholders). The exercise price for shares of common stock subject to an option may be paid in cash, or as determined by the plan administrator in its sole discretion, (i) through any cashless exercise procedure approved by the plan administrator (including the withholding of shares of common stock otherwise issuable upon exercise), (ii) by tendering unrestricted shares of common stock owned by the participant, (iii) with any other form of consideration approved by the plan administrator and permitted by applicable law or (iv) by any combination of these methods. The option holder will have no rights to dividends or distributions or other rights of a shareholder with respect to the shares of common stock subject to an option until the option holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a participant’s termination of employment or service, the participant may exercise his or her option (to the extent vested as of such date of termination) for such period of time as specified in his or her option agreement.

Stock Appreciation Rights. SARs may be granted either alone (a “Free-Standing Right”) or in conjunction with all or part of any option granted under the 2023 Plan (a “Related Right”). A Free-Standing Right will entitle its holder to receive, at the time of exercise, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the base price of the Free-Standing Right (which shall be no less than 100% of the fair market value of the related shares of common stock on the date of grant) multiplied by the number of shares in respect of which the SAR is being exercised. A Related Right will entitle its holder to receive, at the time of exercise of the SAR and surrender of the applicable portion of the related option, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the exercise price of the related option multiplied by the number of shares in respect of which the SAR is being exercised. The exercise period of a Free-Standing Right may not exceed ten years from the date of grant. The exercise period of a Related Right will also expire upon the expiration of its related option.

The holder of a SAR will have no rights to dividends or any other rights of a stockholder with respect to the shares of common stock subject to the SAR until the holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of an participant’s termination of employment or service, the holder of a SAR may exercise his or her SAR (to the extent vested as of such date of termination) for such period of time as specified in his or her SAR agreement.

Other Stock-Based Awards. The plan administrator may grant other stock-based awards under the 2023 Plan, valued in whole or in part by reference to, or otherwise based on, shares of common stock. The plan administrator will determine the terms and conditions of these awards, including the number of shares of common stock to be granted pursuant to each award, the manner in which the award will be settled, and the conditions to the vesting and payment of the award (including the achievement of performance goals). The rights of participants granted other share-based awards upon the termination of employment or service to us will be set forth in the applicable award agreement. In the event that a bonus is granted in the form of shares of common stock, the shares of common stock constituting such bonus shall, as determined by the plan administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the participant to whom such grant was made and delivered to such participant as soon as practicable after the date on which such bonus is payable. Any dividend or dividend equivalent award issued hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying award.

Equitable Adjustment and Treatment of Outstanding Awards Upon a Change in Control

Equitable Adjustments. In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, special or extraordinary dividend or other extraordinary distribution (whether in the form of shares of common stock, cash or other property), combination, exchange of shares, or other change in corporate structure affecting our shares of common stock, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the 2023 Plan; (ii) the kind and number of securities subject to, and the exercise price of, any outstanding options and SARs granted under the 2023 Plan; (iii) the kind, number and purchase price of shares of common stock, or the amount of cash or amount or type of property, subject to outstanding restricted stock, RSUs and other share-based awards granted under the 2023 Plan; and (iv) the terms and conditions of any outstanding awards (including any applicable performance targets); provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Equitable substitutions or adjustments other than those listed above may also be made as determined by the plan administrator. In addition, the plan administrator may, subject in all events to the requirements of Section 409A of the Internal Revenue Code, may terminate all outstanding awards for the payment of cash or in-kind consideration having an aggregate fair market value equal to the excess of the fair market value of the shares of common stock, cash or other property covered by such awards over the aggregate exercise price, if any, of such awards, but if the exercise price of any outstanding award is equal to or greater than the fair market value of the shares of common stock, cash or other property covered by such award, the plan administrator may cancel the award without the payment of any consideration to the participant. With respect to awards subject to foreign laws, adjustments will be made in compliance with applicable requirements. Except to the extent determined by the plan administrator, adjustments to ISOs will be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code.

Change in Control. The 2023 Plan provides that, unless otherwise determined by the plan administrator and evidenced in an award agreement, if a “change in control” (as defined below) occurs and a participant is employed by us or any of our affiliates immediately prior to the consummation of the change in control, then the plan administrator, in its sole and absolute discretion, may (i) provide that any unvested or unexercisable portion of an award carrying a right to exercise will become fully vested and exercisable; and (ii) cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any award granted under the 2023 Plan to lapse, and the awards will be deemed fully vested and any performance conditions imposed with respect to such awards will be deemed to be fully achieved at target performance levels. The plan administrator shall have discretion in connection with such change in control to provide that all outstanding and unexercised options and SARs shall expire upon the consummation of such change in control.

For purposes of the 2023 Plan, a “change in control” means, in summary, the occurrence of any of the following events: (i) a person or entity becomes the beneficial owner of more than 50% of our voting power of the our then outstanding securities; (ii) the date on which individuals who constitute the Board as of the effective date of the 2023 Plan and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of our directors) whose appointment or election by the Board or nomination for election by our stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the effective date of the 2023 Plan or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the number of directors serving on the Board; (iii) a merger or consolidation of us or any of our subsidiaries with any other corporation or entity, other than (A) a merger or consolidation that results in our voting securities continuing to represent 50% or more of the combined voting power of the surviving entity or its parent and our Board immediately prior to the merger or consolidation continuing to represent at least a majority of the board of directors of the surviving entity or its parent or (B) a merger or consolidation effected to implement a recapitalization in which no person is or becomes the beneficial owner of our voting securities representing more than 50% of our combined voting power; or (iv) shareholder approval of a plan of our complete liquidation or dissolution or the consummation of an agreement for the sale or disposition of substantially all of our assets, other than (A) a sale or disposition to an entity, more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of us immediately prior to such sale; or (B) a sale or disposition to an entity controlled by the Board.

Tax Withholding

Each participant will be required to make arrangements satisfactory to the plan administrator regarding payment of up to the maximum statutory tax rates in the participant’s applicable jurisdiction with respect to any award granted under the 2023 Plan, as determined by us. We have the right, to the extent permitted by applicable law, to deduct any such taxes from any payment of any kind otherwise due to the participant. With the approval of the plan administrator, the participant may satisfy the foregoing requirement by either electing to have us withhold from delivery of shares of common stock, cash or other property, as applicable, or by delivering already owned unrestricted shares of common stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. We may also use any other method of obtaining the necessary payment or proceeds, as permitted by applicable law, to satisfy our withholding obligation with respect to any award.

Amendment and Termination of the 2023 Plan

The 2023 Plan provides the Board with authority to amend, alter or terminate the 2023 Plan, but no such action may impair the rights of any participant with respect to outstanding awards without the participant’s consent. The plan administrator may amend an award, prospectively or retroactively, but no such amendment may materially impair the rights of any participant without the participant’s consent. Shareholder approval of any such action will be obtained if required to comply with applicable law. The 2023 Plan will terminate on the tenth anniversary of the effective date of the 2023 Plan (although awards granted before that time will remain outstanding in accordance with their terms).

Clawback

If we are required to prepare an accounting restatement of our financial statements due to our material noncompliance (whether one occurrence or a series of occurrences of noncompliance) with any financial reporting requirement under the securities laws, then the plan administrator may require any Section 10D-1(d) of the Exchange Act “executive officer” to repay or forfeit to us that part of the cash or equity incentive compensation received by that Section 10D-1(d) executive officer during the preceding three (3) completed fiscal years that the plan administrator determines was in excess of the amount that such Section 10D-1(d) executive officer would have received had such cash or equity incentive compensation been calculated based on the restated amounts reported in the restated financial statement. The plan administrator may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid cash or equity incentive compensation and how much of such compensation to recoup from each Section 10D-1(d) executive officer (which shall be made irrespective of any fault, misconduct or responsibility of each Section 10D-1(d) executive officer). The amount and form of the incentive compensation to be recouped shall be determined by the plan administrator in its sole and absolute discretion, and calculated on a pre-tax basis. In addition, any award which is subject to recovery under any applicable laws, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such applicable law, government regulation or stock exchange listing requirement) will be subject to such deductions and clawback as may be required to be made pursuant to such applicable law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such applicable law, government regulation or stock exchange listing requirement).

US Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of awards under the 2023 Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.

Non-Qualified Stock Options

A participant who has been granted a non-qualified stock option will not recognize taxable income upon the grant of a non-qualified stock option. Rather, at the time of exercise of such non-qualified stock option, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income. If shares of common stock acquired upon exercise of a non-qualified stock option are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Incentive Stock Options

In general, no taxable income is realized by a participant upon the grant of an ISO. If shares of common stock are purchased by a participant, or stock options, pursuant to the exercise of an ISO granted under the 2023 Plan and the participant does not dispose of the stock options within the two-year period after the date of grant or within one year after the receipt of such stock options by the participant, such disposition a disqualifying disposition, then, generally (1) the participant will not realize ordinary income upon exercise and (2) upon sale of such stock options, any amount realized in excess of the exercise price paid for the stock option will be taxed to such participant as capital gain (or loss). The amount by which the fair market value of the share of common stock on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the participant’s “alternative minimum taxable income.” If stock options acquired upon the exercise of an ISO are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the stock option at the time of exercise (or, if less, the amount realized on the disposition of the stock option), over the exercise price paid for the stock option. Subject to certain exceptions, an option generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated as a nonqualified stock option as discussed above. In general, we will receive an income tax deduction at the same time and in the same amount as the participant recognizes ordinary income.

Stock Appreciation Rights

A participant who is granted an SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares of common stock received. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any shares of common stock received upon exercise of an SAR will be the fair market value of the shares of common stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Restricted Stock

A participant generally will not be taxed upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the fair market value of the restricted stock at the earlier of the time the shares become transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of the Code). We generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares of common stock will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the shares of common stock before the restrictions lapse will be taxable to the participant as additional compensation and not as dividend income, unless the individual has made an election under Section 83(b) of the Code. Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the restricted stock are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such stock is subject to restrictions or transfer and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares of common stock equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

Restricted Stock Units

In general, the grant of RSUs will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares of common stock, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Other Awards

With respect to other stock-based awards, generally when the participant receives payment in respect of the award, the amount of cash and/or the fair market value of any shares of common stock or other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction at the same time and in the same amount.

New Plan Benefits

Future grants under the 2023 Plan will be made at the discretion of the plan administrator and, accordingly, are not yet determinable. In addition, benefits under the 2023 Plan will depend on a number of factors, including the fair market value of our shares of common stock on future dates and the exercise decisions made by participants. Consequently, at this time, it is not possible to determine the future benefits that might be received by participants receiving discretionary grants under the 2023 Plan. Notwithstanding the foregoing, the following option awards were made, subject to the approval of the Plan Amendments. All of the below listed option awards were granted with the exercise prices of $2.68 and $3.39 as listed in the table below. All of the below listed option awards also have an expiration date of June 8, 2035, except for 160,000 options to directors which have an expiration date of July 31, 2035. In addition to the option grants listed in the table below, option grants were also made to advisory board members with a total of 863,722 shares of common stock, in the aggregate, underlying such option grants which options have an exercise price of .

Name and Position	Number of Shares Underlying Awards	Exercise Price	Option Expiration Date
Martin Kay – Chief Executive Officer	100,000	2.68	June 8, 2035
Coreen Kraysler – Chief Financial Officer	100,000	2.68	June 8, 2035
Jason Frishman – Founder	10,000	2.68	June 8, 2035
All executive officers as a group	210,000	2.68	June 8, 2035
All directors who are not executive officers, as a group (June 8, 2025 grant)	4,000	2.68	June 8, 2035
All directors who are not executive officers, as a group (July 31, 2025 grant)	160,000	3.39	July 31, 2035
Employees as a group (excluding executive officers)	151,000	2.68	June 8,2035
Totals	525,000

Option Table

Name and Position	Title and Amount of Securities Underlying Options	Prices, expiration dates or other material conditions upon which options may be exercised	Consideration received by company for granting options	Market value of potions as of the latest practicable date	Federal income tax consequences of the issuance and exercise of options
Martin Kay – Chief Executive Officer	100,000	$2.68, June 8, 2035, not exercisable until stockholder approval of the Plan Amendments	none	$342,279	none
Coreen Kraysler – Chief Financial Officer	100,000	$2.68, June 8, 2035, not exercisable until stockholder approval of the Plan Amendments	none	$342,279	none
Jason Frishman – Founder	10,000	$2.68, June 8, 2035, not exercisable until stockholder approval of the Plan Amendments	none	$34,228.	none
All executive officers as a group	210,000
All directors who are not executive officers, as a group – June 8, 2025 grant	4,000	$2.68, June 8, 2035, not exercisable until stockholder approval of the Plan Amendments	none	$13,691	none
All directors who are not executive officers, as a group – July 31, 2025 grant	160,000	$3.39, July 31, 2035, not exercisable until stockholder approval of the Plan Amendments	none	$547,646	none
Matt Morgan	367,179	$2.68, June 6, 2035, not exercisable until stockholder approval of the Plan Amendments	none	$1,256,049	none
Employees as a group (excluding executive officers)	151,000	$2.68, June 8, 2035, not exercisable until stockholder approval of the Plan Amendments	none	$516,841	none
Totals	875,000

No Appraisal Rights

No appraisal rights are available under the Utah Revised Business Corporations Act or under our Articles of Incorporation, or our Bylaws, as amended, with respect to the Proposal No. 4.

Interests of Officers and Directors in this Proposal

Members of the Board and executive officers of the Company have an interest in Proposal 4 as it relates to a compensatory plan in which our directors and executive officers participate.

Required Vote of Shareholders

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal No. 4.

Board Recommendation

The Board unanimously recommends a vote “FOR” Proposal No. 4.

PROPOSAL 5: AUTHORIZATION TO REINCORPORATE THE COMPANY IN THE STATE OF NEVADA

Our Board of Directors has approved and recommends to the stockholders a proposal to change the Company’s state of incorporation from the State of Utah to the State of Nevada (the “Reincorporation”). If our stockholders approve the proposal, we will effect the Reincorporation by converting (the “Conversion”) the corporation as provided in the Utah Revised Business Corporation statutes (the “URBC”) and the Nevada Revised Statutes (the “NRS”). For the purposes of this proposal, we sometimes refer to the Company as “Netcapital-UT” prior to the Reincorporation and “Netcapital-NV” after the Reincorporation. Reincorporation in Nevada will not result in a material change in our business, management, assets, liabilities or net worth and will allow us to take advantage of certain provisions of the corporate and tax laws of Nevada.

Reasons for the Reincorporation in Nevada

Our Board of Directors believes a reincorporation in Nevada is in the best interests of the Company and its stockholders and will provide flexibility for both our management and business. For many years, Nevada has followed a policy of encouraging incorporation in Nevada and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Nevada for their domicile or have subsequently reincorporated in Nevada in a manner similar to what we have proposed. Because of Nevada’s significance as the state of incorporation for many major corporations, the Nevada judiciary has become particularly familiar with matters of corporate law, and a substantial body of court decisions has developed interpreting Nevada’s corporation laws. As a result, Nevada corporate law has been, and is likely to continue to be, interpreted and explained in a number of significant court decisions, a circumstance which will provide greater predictability with respect to our legal affairs.

The Reincorporation is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the proposed reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law. For a discussion of differences between the laws of Utah and Nevada, including differences that may have anti-takeover implications, see “Comparative Rights of Stockholders Before and After the Reincorporation” below.

Material Terms of the Conversion

The process for reincorporating the Company from Utah to Nevada calls for the articles/statement of conversion to be filed with the Utah Secretary of State and for the Nevada articles of incorporation and articles of conversion to be filed with the Nevada Secretary of State at approximately the time desired for the Reincorporation to take effect.

The Plan of Conversion

The Reincorporation will be effected pursuant to the plan of conversion to be entered into by the Company (the “Plan of Conversion”). The plan of conversion provides that the Company will convert into a Nevada corporation, which will continue with all of the assets, rights, privileges and powers of Netcapital-UT, and all property owned by Netcapital-UT, all debts due to Netcapital-UT, as well as all other causes of action belonging to Netcapital-UT immediately prior to the conversion, remaining vested in Netcapital-NV following the conversion. Netcapital-NV will remain as the same entity following the conversion. The directors and officers of Netcapital-UT immediately prior to the conversion will be the directors and officers of Netcapital-NV. The Plan of Conversion is attached hereto as Appendix B.

Pursuant to the Reincorporation, Netcapital-NV will assume all of Netcapital-UT’s obligations related to convertible equity securities and other rights to purchase Netcapital-UT Common Stock. Netcapital-UT’s outstanding convertible and exercisable securities consist of warrants and options to purchase Netcapital-UT Common Stock. Each outstanding warrant and option to purchase shares of Netcapital-UT Common Stock will be converted into a warrant and option to purchase a number of shares of Netcapital-NV Common Stock on the same terms and conditions as in effect immediately prior to the Reincorporation.

Effect of Vote for the Reincorporation

A vote in favor of the Reincorporation proposal is a vote to approve the plan of conversion and therefore the Reincorporation. A vote in favor of the Reincorporation proposal is also effectively a vote in favor of the Nevada articles of incorporation and bylaws.

If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in Utah and be subject to the Company’s existing Articles of Incorporation and Bylaws.

Effective Time

If the Reincorporation proposal is approved, the Reincorporation will become effective upon the filing of, and at the date and time specified in (as applicable), the articles/statement of conversion filed with the Secretary of State of Utah and the articles of conversion and articles of incorporation are filed with the Secretary of State of Nevada, in each case, upon acceptance thereof by the Nevada Secretary of State and the Utah Secretary of State. If the Reincorporation proposal is approved, it is anticipated that the board of directors will cause the Reincorporation to be effected as soon as reasonably practicable. However, the Reincorporation may be delayed by the board of directors or the plan of conversion may be terminated and abandoned by action of the board of directors at any time prior to the effective time of the Reincorporation, whether before or after the approval by the Company’s stockholders, if the board of directors determines for any reason that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its stockholders, as the case may be.

Material U.S. Federal Income Tax Consequences of the Reincorporation

The following is a discussion of the material U.S. federal income tax consequences of the Reincorporation to U.S. holders (as defined below). This discussion does not purport to be a complete analysis of all the potential U.S. federal income tax consequences, and does not describe any state, local, or non-U.S. income, estate, gift, or other tax consequences, of the Reincorporation. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current, temporary and proposed Treasury regulations and judicial and administrative decisions and rulings as of the date hereof, all of which are subject to change (possibly with retroactive effect) and all of which are subject to differing interpretations. This discussion is limited to U.S. holders that hold our Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a U.S. holder’s particular circumstances or to persons subject to special treatment under U.S. federal income tax laws, including, without limitation, banks and other financial institutions, insurance companies, mutual funds, regulated investment companies, real estate investment trusts, cooperatives, tax-exempt organizations, brokers, dealers or traders in securities, persons holding shares of our Common Stock as part of a hedge, straddle, or other risk reduction strategy or as part of a conversion transaction or other integrated investment, U.S. expatriates, U.S. holders whose functional currency is not the U.S. dollar, persons subject to the alternative minimum tax, non-U.S. persons, partnerships or other pass-through entities or arrangements for U.S. federal income tax purposes (or holders of interests in such entities or arrangements), and persons who hold or receive our Common Stock pursuant to the exercise of any employee stock option or otherwise as compensation. No ruling will be sought from the Internal Revenue Service (the “IRS”) with respect to the U.S. federal income tax consequences of the Reincorporation, and no assurance can be given that the IRS will not take a contrary position to the U.S. federal income tax consequences described below or that any such contrary position will not be sustained by a court.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of our Common Stock, that, for U.S. federal income tax purposes, is (1) an individual who is a citizen or resident of the United States, (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) that is created or organized under the laws of the United States, any state thereof, or the District of Columbia, (3) an estate, the income of which is subject to U.S. federal income tax regardless of its source, or (4) a trust (A) if a court within the United States is able to exercise primary supervision of the trust and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust, or (B) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person for U.S. federal income tax purposes.

If a partnership (including, for this purpose, any entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of our Common Stock, the U.S. federal income tax consequences to a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. Accordingly, a holder of our Common Stock that is a partnership, and the partners in such partnership, should consult their tax advisors regarding the U.S. federal income tax consequences of the Reincorporation.

The Reincorporation is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming that the Reincorporation qualifies as a reorganization within the meaning of Section 368(a)(1)(F) of the Code:

●	U.S. holders will not recognize any gain or loss as a result of the Reincorporation;

●	the aggregate tax basis of the shares of Netcapital-NV Common Stock deemed received in the Reincorporation by a U.S. holder will be equal to the U.S. holder’s aggregate tax basis of the shares of Netcapital-UT Common Stock converted therefor;

●	the holding period of the shares of Netcapital-NV Common Stock deemed received in the Reincorporation by a U.S. holder will include the U.S. holder’s holding period of the shares of Netcapital-UT common stock converted therefor; and

●	no gain or loss will be recognized by the Company as a result of the Reincorporation.

THE DISCUSSION SET FORTH ABOVE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED TO BE, NOT SHOULD IT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE. MOREOVER, THIS DISCUSSION DOES NOT ADDRESS ANY NON-INCOME, STATE, LOCAL, OR NON-U.S. TAX CONSEQUENCES OF THE REINCORPORATION. ALL HOLDERS OF THE COMPANY COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE REINCORPORATION TO THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL, NON-U.S. AND OTHER TAX LAWS.

Securities Act Consequences

The shares of Netcapital-NV common stock to be issued in exchange for shares of our common stock are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). In that respect, the Netcapital-NV is relying on Rule 145(a)(2) under the Securities Act, which provides that a conversion that has as its sole purpose a change in a corporation’s domicile does not involve the sale of securities for purposes of the Securities Act. After the Reincorporation, Netcapital-NV will be a publicly held company, and it will file with the SEC and provide to its stockholders the same type of information that we have previously filed and provided. Stockholders, whose shares of our common stock are freely tradable before the Reincorporation will continue to have freely tradable shares of Netcapital-NV common stock. Stockholders holding restricted shares of Netcapital-NV common stock will be subject to the same restrictions on transfer as those to which their present shares of our common stock are subject. In summary, Netcapital-NV and its stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as the Company and our stockholders prior to the Reincorporation.

No Exchange of Stock Certificates Required

Stockholders are not required to exchange their stock certificates for new certificates representing shares of Netcapital-NV common stock. New stock certificates representing shares of Netcapital-NV common stock will not be issued to a stockholder until such stockholder submits one or more existing certificates for transfer, whether pursuant to a sale or other disposition. However, stockholders (at their option and at their expense) may exchange their stock certificates for new certificates representing shares of Netcapital-NV common stock, as the case may be, following the Effective Time of the Conversion.

No Dissenters’ Rights

Under the URBC, our stockholders are not entitled to dissenter’s rights with respect to the Reincorporation described in this Proposal 5.

Potential Disadvantages of the Reincorporation

The Reincorporation may be disadvantageous to shareholders, among other reasons, Nevada requires a higher voting threshold for removing directors than Utah, Nevada has higher requirements of shareholders for inspection of corporate records and Nevada has less extensive shareholder dissenter and appraisal rights than Utah.

Comparative Rights of Stockholders Before and After the Reincorporation

Upon consummation of the Reincorporation, the outstanding shares of our common stock will be converted into shares of Netcapital-NV’s common stock. Consequently, our common stockholders, whose rights as stockholders are currently governed by the URBC and the Company’s current Articles of Incorporation and Bylaws, will become common stockholders of Netcapital-NV (as the surviving corporation) whose rights will be governed by the NRS and the Articles of Incorporation and the Bylaws of Netcapital-NV, which are attached hereto as Appendix C and Appendix D, respectively.

Because of differences between the NRS and the URBC, as well as differences between the Company’s governing documents before and after the Reincorporation, the Reincorporation will effect certain changes in the rights of the Company’s stockholders. Summarized below are the most significant provisions of the NRS and URBC, along with the differences between the rights of the stockholders of the Company before and after the Reincorporation that will result from the differences among the NRS and the URBC and the differences between Netcapital-UT’s articles of incorporation and bylaws and Netcapital-NV’s articles of incorporation and bylaws. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the NRS, the URBC, Netcapital-UT’s articles of incorporation and Netcapital-UT’s bylaws and Netcapital-NV’s articles of incorporation, Netcapital-NV’s bylaws.

Provisions	Netcapital-UT (Utah law)	NetCapital-NV (Nevada law)
Action by Shareholders without a Meeting

URBC provides that unless otherwise provided in a corporation’s articles of incorporation, any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.Our current articles of incorporation allow for any action which may be taken at any annual or special meeting of stockholders to be taken without a meeting and without prior notice if one or more consents in writing setting forth the action so taken are signed by the holders of outstanding shares having not less than the minimum number of votes necessary to authorize or take the action at a meeting..

Consistent with the NRS, our Nevada Articles of Incorporation will provide that any action required or permitted to be taken by the shareholders must be effected at a duly called meeting of such stockholder upon prior notice in the manner provided by our Nevada Bylaws.

Removal of Directors	The shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. If cumulative voting is in effect, a director may not be removed if the number of votes sufficient to elect the director under cumulative voting is voted against removal. If cumulative voting is not in effect, a director may be removed only if the number of votes cast to remove the director exceeds the number of votes cast against removal. A director may be removed by the shareholders only at a meeting called for the purpose of removing the director and the meeting notice must state that purpose, or that one of the purposes of the meeting is removal of the director. Our current articles of incorporation do not provide any limitation on removal of directors.	Under Nevada law, any one or all of the directors of a corporation may be removed by the vote of the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

Indemnification	A corporation may indemnify directors if they acted in good faith, reasonably believed their actions were in the corporation’s best interests, and had no reasonable cause to believe their conduct was unlawful, except in cases of liability to the corporation or personal benefit. Unless limited by the articles of incorporation, directors and officers who successfully defend themselves in proceedings are entitled to mandatory indemnification for reasonable expenses. Corporations may advance expenses to directors involved in proceedings if they affirm their good faith belief in meeting conduct standards, agree to repay if those standards are not met, and a determination is made that indemnification is not precluded. Unless the articles of incorporation provide otherwise, a director or officer may apply to a court for indemnification. Additionally, a corporation may indemnify and advance expenses to officers, employees, fiduciaries, or agents to the same extent as directors, and to a greater extent if not inconsistent with public policy and if provided by the corporation’s articles of incorporation, bylaws, board actions, or contracts

Our current articles of incorporation do not require the Company to indemnity our officers and directors.

Consistent with the NRS, our Articles of Incorporation and Bylaws will provide that our officers and directors are to be indemnified to the fullest extent permitted by Nevada law.

Notice of Adjournment and Other Actions	The URBC provide that notice of shareholder meeting be given not less than 10, nor more than 60 days prior to the meeting. If a shareholder meeting is adjourned for more than 30 days, notice of the adjourned meeting must be given pursuant to the URBC requirements to shareholders of record who are entitled to vote at the meeting.	The NRS provide that notice of shareholder meetings be given not less than 10, nor more than 60 days prior to the meeting. If a shareholder meeting is adjourned (a) for more than 60 days (in which case a new record date is to be fixed by the Board of the company), notice shall be given to record holders as of the new record date, or (b) for less than 60 days but to a date, time or location uncertain, then an additional notice of the date, time and location of the reconvened meeting shall be given to the original shareholders of record.

Record Date	The URBC provide the record date for determining shareholders entitled to notice of and to vote at an annual or special shareholders’ meeting is primarily fixed in the bylaws. If it’s not established in the bylaws, the board of directors may establish the record date. If neither the bylaws nor the board of directors establish a record date, the statutory default is the close of business on the day before the first notice is delivered to shareholders. A record date may not be more than 70 days before the meeting or action requiring determination of shareholders. A determination of shareholders entitled to notice of or to vote at a shareholders’ meeting is effective for any adjournment of the meeting unless the board of directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.	The NRS permit the Board of Directors to set a record date for shareholders entitled to vote at any shareholder meeting which record date is not to be more than 60 days nor less than 10 days before the meeting. In the event action is to be taken by written consent, the Board may adopt a record date for such consent no sooner than the date on which the Board takes action or later than the date 10 days following the Board action, or if no record date is determined by the Board, the record date for the action by written consent will be the date on which Board approval of the matter was obtained, or if no Board approval was required, the first date on which an action on such matter is delivered by a shareholder.

Amendment to the Articles of Incorporation	In accordance with URBC, generally, amendments to the Utah Articles of Incorporation require that the board of directors must recommend the amendment to the shareholders, must give notice of the annual or special shareholders’ meeting to approve the amendment along with a copy of summary of the proposed amendment, and the shareholders entitled to vote on the amendment must approve the amendment.	In accordance with the NRS, amendments to the Nevada Articles of Incorporation generally require that the Board adopt a resolution setting forth the amendment and submitting it to a vote of the shareholders (i.e., shareholders are not entitled to enact an amendment to the Nevada Articles of Incorporation without any Board action).

Amendment to the Bylaws	Under URBC, a corporation’s board of directors may amend the corporation’s Bylaws at any time, except to the extent that the articles of incorporation, the bylaws, or URBC reserve this power exclusively to the shareholders, in whole or part. A corporation’s shareholders may amend the corporation’s bylaws at any time, even though the bylaws may also be amended at any time by the board of directors.	The shareholders of a Nevada company may adopt, amend or repeal its Bylaws. Our Nevada Articles of Incorporation provide that the Board also may amend, restate or repeal its Bylaws. The fact that such power has been so conferred upon the Board does not divest the shareholders of the power, nor limit the shareholders’ power to adopt, amend or repeal Bylaws.

Dividends

Unless the articles of incorporation provide otherwise, a dividend of shares may be issued pro rata to the shareholders of one or more classes or series of shares. Shares of one class or series may not be issued as a share dividend in respect of shares of another class or series unless the articles of incorporation so authorize, the majority of the votes entitled to be cast by the outstanding shares of the class or series to be issued approve the issue, or there are no outstanding share of the class or series to be issued. Our current articles of incorporation and bylaws do not limit the power to amend the bylaws to the stockholders, the bylaws may be amended by the board of directors without stockholder consent.

A board of directors may authorize and the corporation may make distributions to its shareholders subject to any restriction in the articles of incorporation except that no distribution may be made if, after giving it effect, the corporation would not be able to pay its debts as they become due in the usual course of business or if the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of shareholders who preferential rights are superior to those receiving the distribution.

The Articles of Incorporation of a Nevada company permit the payment of dividends on its outstanding shares in all instances other than where the Corporation would be unable to pay its debts as they become due in the usual course of business.

Corporate Records (Form of Records)

A corporation shall keep a copy of the following records at its principal office:

(a) its articles of incorporation currently in effect;

(b) its bylaws currently in effect;

(c) the minutes of all shareholders’ meetings, and records of all action taken by shareholders without a meeting, for the past three years;

(d) all written communications within the past three years to shareholders as a group or to the holders of any class or series of shares as a group;

(e) a list of the names and business addresses of its current officers and directors;

(f) its most recent annual report delivered to the division under URBC; and

(g) all financial statements prepared for periods ending during the last three years that a shareholder could request under URBC.

The NRS requires that certified copies of the Corporation’s Articles of Incorporation and Bylaws and a copy of its stock ledger be kept at the offices of the Corporation’s resident agent in the State of Nevada.

Examination of Books and Records	A shareholder or director of a corporation is entitled to inspect and copy the aforementioned records, during regular business hours at the corporation’s principal office, if they give the corporation written notice of the demand at least five business days before the date on which they wish to inspect and copy. Additionally, a shareholder or director is entitled to inspect and copy the following records during regular business hours at a reasonable location specified by the corporation, provided that the shareholder or director: (a) makes a demand in good faith and for a proper purpose; (b) describes with reasonable particularity their purpose and the records they wish to inspect; and (c) ensures the records are directly connected with their purpose: (i) minutes of any meeting, records of any action taken by the board of directors, or by a committee of the board of directors while acting on behalf of the corporation in place of the board of directors; (ii) minutes of any meeting of the shareholders; (iii) records of any action taken by the shareholders without a meeting; and (iv) waivers of notices of any meeting of the shareholders, any meeting of the board of directors, or any meeting of a committee of the board of directors. The corporation may not abolish this right of inspection.	Under the NRS, any shareholder of record for more than 6 months or person authorized by the holder(s) of at least 5% of the Corporation’s outstanding shares may, upon 5 days’ written demand, inspect the copies of the Articles of Incorporation, Bylaws or stock ledger at the offices of the resident agent, except that the Corporation may deny any such right to any person that refuses to provide an affidavit that the inspection is not desired for a purpose other than the business of the corporation and the person has not sold or offered for sale any list of stockholders of any corporation or aided another in procuring such a list for any purpose. In addition, any holder(s) of record of at least 15% of the Corporation’s outstanding shares, or person authorized by them, may, upon 5 days’ written demand, inspect and make copies of the books of account and all financial records of the Corporation, and conduct an audit of such records, except that the Corporation may deny such right to any person that refuses to provide an affidavit that such inspection, copies or audit is not desired for any purpose not related to such person’s interests as a shareholder.

Dissenters’ and Appraisal Rights	A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of (i) a consummation of a plan of merger for which shareholder approval is required, (ii) upon consummation of a plan of share exchange in which the corporation’s shares will be acquired, (iii) upon the sale, lease or exchange, or disposition of all or substantially all of the property of the corporation for which a shareholder vote is required. Notwithstanding the above, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to certain limitations, dissenters’ rights may be limited or unavailable for certain shares, particularly those that are publicly traded or held by a large number of shareholders.	Except as specifically provided in a corporation’s articles or bylaws, the NRS provides appraisal rights only in the case of a shareholder objecting to certain mergers or consolidations. Thus, unless otherwise specifically provided in a corporation’s article’ or bylaws, under the NRS, shareholders have no appraisal rights in a sale, lease or exchange of all or substantially all of a corporation’s assets.

Reacquisition of Stock by the Corporation	A corporation may acquire its own shares and shares so acquired constitute authorized but unissued shares unless otherwise restricted by the articles of incorporation.	A corporation may acquire its own shares and shares so acquired constitute authorized but unissued shares.

Control Share Acquisition Statute

The URBC does not contain any control share acquisition provisions, instead these are found in the Utah Control Shares Acquisitions Act

The Utah Control Shares Acquisitions Act applies to “issuing public corporations” which are Utah-organized companies with at least 100 shareholders, a principal place of business, principal office, or substantial assets within Utah, and additionally meet certain residency or ownership thresholds for Utah shareholders or shares.

Under the Act, if a person makes a “control share acquisition” by obtaining shares that would result in them controlling 1/5 or more, 1/3 or more, or a majority or more of the total voting power in an issuing public corporation, those control shares will not have voting rights unless a resolution is approved by the disinterested shareholders of the corporation.

The acquiring person may deliver a statement to the corporation proposing to have their voting rights approved at a special meeting, or the matter will be presented at the next special or annual meeting.

A corporation can include a provision in its articles of incorporation or bylaws, adopted prior to a control share acquisition, stating that this chapter does not apply to acquisitions of its shares.

If authorized by the articles or bylaws prior to an acquisition, shares are subject to redemption by the issuing public corporation if an acquiring person fails to provide a required statement or if voting rights are not approved by shareholders.

The NRS provides that under certain circumstances any person directly or indirectly acquiring a “controlling interest” in an “issuing corporation” obtains only those voting rights with respect to shares purchased within the 90-day period leading up to the attainment of “control” status as are approved by the disinterested shareholders of the corporation. A “controlling interest” is deemed to be the direct or indirect power to exercise at least 20% of the voting power of the shareholders in the election of directors. An “issuing corporation” is a Nevada corporation directly or indirectly doing business in Nevada with at least 200 stockholders, of which 100 must have Nevada addresses.

An issuing corporation may adopt a provision, on or before the date 10 days following the control share acquisition, allowing the corporation to call for the redemption of an acquiring person’s shares (at their average acquisition price) if (a) the acquiring person fails to deliver certain information to the corporation within 10 days following acquisition of the controlling interest or (b) such information is delivered but the stockholders fail to confer full voting rights to the control shares.

Unless the corporation has provided otherwise in its Articles of Incorporation or Bylaws on or before the 10th day following the control share acquisition, if (a) the control shares are conferred full voting rights by the stockholders, and (b) the acquiring person has obtained a majority or more of all voting power, any disinterested stockholder not voting in favor of conferring voting rights to the control shares may demand payment for his shares at a price not less than the average acquisition price (ambiguous as to whether this means for the control person or the redeeming person). The Board must give notice and opportunity to elect to be bought out to all stockholders not voting in favor of the grant of full voting rights.

No Appraisal Rights

No appraisal rights are available under the Utah Revised Business Corporations Act or under our Articles of Incorporation, or our Bylaws, as amended, with respect to the Proposal No. 3.

Interests of Officers and Directors in this Proposal

Our officers and directors do not have a substantial interest, direct or indirect, in this proposal.

Required Vote of Shareholders

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal No. 5.

Board Recommendation

The Board unanimously recommends a vote “FOR” Proposal No. 3.

PROPOSAL NO. 6: ADJOURNMENT PROPOSAL

At the Annual Meeting, we may ask our shareholders to vote on a proposal to adjourn the Annual Meeting if necessary or appropriate in the sole discretion of our Board, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or any adjournment or postponement of the Annual Meeting to approve any of the other proposals.

If at the Annual Meeting the number of shares authorized to vote present or represented by proxy and voting in favor of a proposal is insufficient to approve such proposal, then our Board may hold a vote on each proposal that has garnered sufficient votes, if any, and then move to adjourn the Annual Meeting as to the remaining proposals in order to solicit additional proxies in favor of those remaining proposals.

Alternatively, even if there are sufficient shares authorized to vote present or represented by proxy voting in favor of all of the proposals, our Board may hold a vote on the adjournment proposal if, in its sole discretion, it determines that it is necessary or appropriate for any reason to adjourn the Annual Meeting to a later date and time. In that event, the Company will ask its shareholders to vote only upon the adjournment proposal and not any other proposal.

Any adjournment may be made without notice (if the adjournment is not for more than thirty days and a new record date is not fixed for the adjourned meeting), other than by an announcement made at the Annual Meeting of the time, date and place of the adjourned meeting.

Any adjournment of the Annual Meeting will allow our shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned.

If we adjourn the Annual Meeting to a later date, we will transact the same business and, unless we must fix a new record date, only the shareholders who were eligible to vote at the original meeting will be permitted to vote at the adjourned meeting.

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal No. 6.

Board Recommendation

The Board unanimously recommends a vote “FOR” Proposal No. 6.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE.

On August 1, 2024, we effectuated a 1-for-70 reverse split of our outstanding shares of common stock. No fractional shares were issued in connection with the reverse stock split and all such fractional interests were rounded up to the nearest whole number of shares of common stock. The conversion and/or exercise prices of our issued and outstanding convertible securities, including shares issuable upon exercise of outstanding stock options and warrants have been adjusted accordingly. All information presented in this section has been retroactively restated to give effect to our 1-for-70 reverse split of our outstanding shares of common stock and unless otherwise indicated, all such amounts and corresponding exercise price data set forth in this section have been adjusted to give effect to the reverse stock split.

Policies and Procedures for Transactions with Related Parties

Our Chief Executive Officer or our Chief Financial Officer must review and approve certain transactions between us and Related Parties (as defined below). A “Related-Party Transaction” is defined as a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we (including any of our subsidiaries) were, are or will be a participant.

For the purposes of our Related-Party Transactions, a “Related Party” is defined as: any person who is, or at any time since the beginning of our last two fiscal years was, a director or executive officer or a nominee to become a director; any person who is known to be the beneficial owner of more than ten percent of our common stock; any immediate family member of any of the foregoing persons, including any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and any person (other than a tenant or employee) sharing the household of any of the foregoing persons; and any firm, corporation or other entity in which any of the foregoing persons is a general partner or, for other ownership interests, a limited partner or other owner in which such person has a beneficial ownership interest of 10% or more.

Transactions with Related Parties

Netcapital Systems LLC, a Delaware limited liability company (“Systems DE”), of which Jason Frishman, Founder, owns a 29% interest, owns 24,447 shares of common stock, or 1.1% of the Company’s 2,192,226 outstanding shares as of April 30, 2025. The company paid Systems DE $95,000 and $175,000 in the years ended April 30, 2025 and 2024, respectively, for use of the software that runs the website www.netcapital.com. and owes Systems DE $285,000 in unpaid invoices as of April 20, 2025.

Cecilia Lenk, the Chief Executive Officer of Netcapital Advisors Inc., (“Advisors”), our wholly owned subsidiary, is a member of the board of directors of KingsCrowd Inc. As of April 30, 2025 and 2024, the Company owned 3,209,685 shares of KingsCrowd Inc., valued at $577,743 and $513,550, respectively.

Cecilia Lenk, the Chief Executive Officer of Advisors is a member of the board of directors of Deuce Drone LLC,. an entity in which the Company holds an equity interest. As of April 30, 2025 and 2024, the Company owned 2,350,000 membership interest units of Deuce Drone LLC, valued at $0 and $2,350,000, respectively. The Company also had notes receivable from Deuce Drone LLC totaling $152,000 as of April 30, 2025 and 2024. During the year ended April 30, 2025, the Company determined that collection of the notes was not probable and recorded a full credit loss reserve of $152,000 against the notes receivable. The Company had notes receivable aggregating to $152,000 from Deuce Drone LLC as of April 30, 2024. The notes accrued interest at an annual rate of 8%

Compensation to officers in the year ended April 30, 2025 consisted of stock-based compensation valued at $369,545 and cash salary of $927,288. Compensation to officers in the year ended April 30, 2024 consisted of stock-based compensation valued at $369,545 and cash salary of $936,111.

Compensation to a related party consultant, John Fanning Jr., son of our CFO, in the years ended April 30, 2025 and 2024 consisted of cash wages of $44,991 and $54,880, respectively. This consultant is also the controlling shareholder of Zelgor Inc. and $0 and $33,000 of the Company’s revenues in the years ended April 30, 2025 and 2024, respectively, were from Zelgor Inc. As of April 30, 2025 and 2024, the Company owned 1,400,000 shares which are valued at $1,400,000.

As of April 30, 2025 and 2024, the Company has invested $240,080 in an affiliate, 6A Aviation Alaska Consortium, Inc., in conjunction with a land lease in an airport in Alaska. Cecilia Lenk, the Chief Executive Officer of Advisors is also the Chief Executive Officer of 6A Aviation Alaska Consortium, Inc. As of April 30, 2025, the Company determined that the investment was impaired and recorded a full write-off of $240,080.

On April 24, 2024, we issued director Steven Geary 3,419 shares of our common stock at a price per share of $9.268 in satisfaction of $31,680 owed to him. On April 24, 2024, we issued We owed Paul Riss, a director of our Netcapital Funding Portal Inc., 6,315 shares of our common stock at a price per share of $9.268 in satisfaction of $58,524 owed to him.

Coreen Kraysler, our Chief Financial Officer, has personally guaranteed a $500,000 promissory note from the U.S. Small Business Administration. The note bears interest at an annual rate of 3.75%, has a 30-year term, and monthly payments of $2,437 began on December 17, 2022.

Mr. John Fanning, the husband of the Company’s Chief Financial Officer, was an employee of the Company from February 3, 2020 to September 20, 2023, and has continued to serve as an advisor to the Company after that time. In addition, as stated above, Mr. Fanning’s son, John Fanning, Jr., is a consultant to the Company and is the controlling shareholder of Zelgor Inc. From time to time, Mr. Fanning provides advice to companies in which the Company either owns an equity position, are listed and/or conducted offerings on the Company’s funding portal, and/or are vendors in the Company’s ecosystem. Further, the Company is aware of a website that states that John Fanning is working or has been involved in the past with some of the portfolio companies that conducted offerings on the Company’s funding portal (Kingscrowd, Deuce Drone, ChipBrain and Zelgor). For information regarding the value of the equity holdings that the Company may have in each of these entities, see Note 12 to the Company’s Consolidated Financial Statements contained in their Annual Report on Form 10-K for the year ended April 30, 2025. The Company does not have a formal advisory contract with Mr. Fanning.

Director Independence

Our common stock is currently quoted on the Nasdaq Capital Market. Nasdaq Rule 5065(b) requires that “[a] majority of the board of directors must be comprised of Independent Directors as defined in Rule 5605(a)(2).” Pursuant to these requirements, Avi Liss, Arnold Scott, and Steven Geary are independent members of our Board.

AUDIT COMMITTEE REPORT

The primary purpose of the audit committee is to oversee our financial reporting processes on behalf of our Board. The audit committee’s functions are more fully described in its charter, which is available on our website at www.netcapitalinc.com.

In the performance of its oversight function, the audit committee has reviewed and discussed our audited financial statements for the fiscal year ended April 30, 2025 with management and with our independent registered public accounting firm. In addition, the audit committee has discussed the matters required to be discussed by the statement on Auditing Standards No. 1301, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, with Fruci & Associates II, PLLC, our independent registered public accounting firm for the fiscal year ended April 30, 2025. The audit committee has also received and reviewed the written disclosures and the letter from Fruci required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with Fruci & Associates II, PLLC their independence from us.

Based on the review and discussions referenced above, the audit committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2025

Audit Committee:

Steven Geary

Avi Liss

Arnold Scott

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2026 ANNUAL MEETING OF
SHAREHOLDERS

Shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 annual meeting of shareholders (the “2026 Annual Meeting”) must submit the proposal to us at our corporate headquarters no later than April 16, 2026, which proposal must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. In the event the date of the 2026 Annual Meeting has been changed by more than 30 days from the date of the 2025 Annual Meeting, shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 Annual Meeting must submit the proposal to us at our corporate headquarters no later than a reasonable time before we begin to print and send our proxy materials for our 2026 Annual Meeting.

In addition, to comply with the universal proxy rules under the Exchange Act, shareholders who intend to solicit proxies in support of director nominees other than our director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act and which notice is postmarked or transmitted electronically to us at our principal executive office no later than July 13, 2026, which is 60 days prior to the first anniversary of the Annual Meeting. However, if the date of the 2026 Annual Meeting is changed by more than 30 days from this year’s annual meeting, then such notice must be provided by the later of 60 days prior to the date of the 2026 Annual Meeting or the 10th day following the day on which we make public announcement of the date of the 2026 Annual Meeting.

OTHER MATTERS

The Board knows of no other business, which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting virtually, at your request, we will cancel your previously submitted proxy.

ADDITIONAL INFORMATION

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a proxy statement or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address or phone number below to request delivery of a single copy of the notice and, if applicable, other proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a stockholder at a shared address to which a single copy of the proxy materials was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of our proxy materials either now or in the future, please contact us at 1 Lincoln Street, Boston, MA 02111, Attn: Secretary, or by phone at (781) 925-1700. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of our proxy materials either now or in the future, please contact your brokerage firm or bank.

ANNUAL REPORT

Additional copies of our Annual Report on Form 10-K for the fiscal year ended April 30, 2025 may be obtained without charge by writing to the Company at 1 Lincoln Street, Boston, MA 02111, Attn: Secretary, or by phone at (781) 925-1700.

By Order of the Board of Directors

By:	/s/ Martin Kay
Name:	Martin Kay
Title:	Chief Executive Officer
Date:	[*], 2025

Appendix A

FIRST AMENDMENT

TO

NETCAPITAL INC.

2023 OMNIBUS EQUITY INCENTIVE PLAN

This FIRST AMENDMENT TO NETCAPITAL INC. 2023 OMNIBUS EQUITY INCENTIVE PLAN (this “Amendment”) of the Netcapital Inc. 2023 Omnibus Equity Incentive Plan (the “Plan”) is made as of the [●] day of June, 2025, by the Board of Directors (the “Board”) of Netcapital Inc., a Utah corporation (the “Company”), pursuant to Section 12 of the Plan, which Amendment shall be effective as of the date of approval of such Amendment at the Company’s stockholders at the Company’s next stockholders’ meeting (the “Effective Date”). All terms used by not defined herein shall have the meaning set forth in the Plan.

RECITALS

WHEREAS, the Board may amend, alter or terminate the Plan pursuant to Section 12 of the Plan, provided that no such action shall materially impair the rights of a Participant under any Award theretofore granted without such Participant’s consent (the “Amendment Conditions”);

WHEREAS, this Amendment satisfies the Amendment Conditions; and

WHEREAS, this Amendment is being submitted to the stockholders of the Company (the “Stockholders”) having not less than the minimum number of votes that would be necessary to authorize or to take the actions set forth herein and such Stockholders have authorized, ratified, approved, and confirmed this Amendment.

AGREEMENT

NOW, THEREFORE, as of the Effective Date, the Plan is hereby amended as follows:

1. Shares Reserved for Issuance Under the Plan.

(a)	The references to 2,000,000 shares in Sections 4(a)(i) and 4(c) of the Plan are hereby replaced with 1,547,556. For the avoidance of doubt, the current amount authorized under the Plan after giving effect to the 1-for-70 reverse split in August 2024 and the evergreen increases on each of May 1, 2024 and May 1, 2025 is 247,556 and accordingly the Amendment increases the current authorized by 1,300,000 shares.

(b)	The references to five percent (5%) in Sections 4(a)(i) and 4(c) of the Plan are hereby replaced with ten percent (10%).

A-1

2. Miscellaneous.

(1) Amendments. Except as specifically modified herein, the Plan shall remain in full force and effect in accordance with all of the terms and conditions thereof except that the Plan is hereby amended in all other respects, if any, necessary to conform with the intent of the amendments set forth in this Amendment. Upon the effectiveness of this Amendment, each reference in the Plan to “the Plan,” “hereunder,” “herein,” or words of similar import shall mean and be a reference to the Plan as amended by this Amendment.

(2) Severability. Each provision of this Amendment shall be considered severable and if for any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Amendment that are valid, enforceable and illegal.

(3) Governing Law. This Amendment shall be governed in accordance with the laws of Utah, without giving effect to principles of conflicts of law of Massachusetts or any other state.

[Remainder of Page Intentionally Left Blank.]

SECOND AMENDMENT

TO

NETCAPITAL INC.

2023 OMNIBUS EQUITY INCENTIVE PLAN

This SECOND AMENDMENT TO NETCAPITAL INC. 2023 OMNIBUS EQUITY INCENTIVE PLAN (this “Amendment”) of the Netcapital Inc. 2023 Omnibus Equity Incentive Plan (the “Plan”) is made as of the 30th day of July, 2025, by the Board of Directors (the “Board”) of Netcapital Inc., a Utah corporation (the “Company”), pursuant to Section 12 of the Plan, which Amendment shall be effective as of the date of approval of such Amendment at the Company’s stockholders at the Company’s next stockholders’ meeting (the “Effective Date”). All terms used by not defined herein shall have the meaning set forth in the Plan.

RECITALS

WHEREAS, the Board may amend, alter or terminate the Plan pursuant to Section 12 of the Plan, provided that no such action shall materially impair the rights of a Participant under any Award theretofore granted without such Participant’s consent (the “Amendment Conditions”);

WHEREAS, this Amendment satisfies the Amendment Conditions; and

WHEREAS, this Amendment is being submitted to the stockholders of the Company (the “Stockholders”) having not less than the minimum number of votes that would be necessary to authorize or to take the actions set forth herein and such Stockholders have authorized, ratified, approved, and confirmed this Amendment.

A-2

AGREEMENT

NOW, THEREFORE, as of the Effective Date, the Plan is hereby amended as follows:

3. Shares Reserved for Issuance Under the Plan.

(a)	The references to 1,547,556 shares in Sections 4(a)(i) and 4(c) of the Plan are hereby replaced with 3,500,000.

(b)	The references to the word “calendar” in Sections 4(a)(i) and 4(c) of the Plan are hereby replaced with the word “fiscal” and reference to May 1, 2024 is hereby replaced with May 1, 2026.

(c)	Clause 4(c)(B) is hereby replaced in its entirety with “400,000 shares of Common Stock”.

4. Miscellaneous.

(1) Amendments. Except as specifically modified herein, the Plan shall remain in full force and effect in accordance with all of the terms and conditions thereof except that the Plan is hereby amended in all other respects, if any, necessary to conform with the intent of the amendments set forth in this Amendment. Upon the effectiveness of this Amendment, each reference in the Plan to “the Plan,” “hereunder,” “herein,” or words of similar import shall mean and be a reference to the Plan as amended by this Amendment.

(2) Severability. Each provision of this Amendment shall be considered severable and if for any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Amendment that are valid, enforceable and illegal.

(3) Governing Law. This Amendment shall be governed in accordance with the laws of Utah, without giving effect to principles of conflicts of law of Massachusetts or any other state.

[Remainder of Page Intentionally Left Blank.]

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Appendix B

PLAN OF CONVERSION
OF
NETCAPITAL INC.
A UTAH CORPORATION
INTO
NETCAPITAL INC.
A NEVADA CORPORATION

THIS PLAN OF CONVERSION, dated as of [●], 2025 (including all of the Exhibits attached hereto, this “Plan”), is hereby adopted by Netcapital Inc., a Utah corporation, in order to set forth the terms, conditions and procedures governing the conversion of Netcapital Inc. from a Utah corporation (the “Converting Entity”), to a Nevada corporation pursuant to the Utah Revised Business Corporation Act (the “Utah Act”), including Section 16-10a-1533.5 of the Utah Act , and Section 92A.195 of the Nevada Revised Statutes, as amended (the “NRS”).

RECITALS

WHEREAS, the Converting Entity is a corporation formed by the filing of Articles of Incorporation with the Utah Department of Commerce, Division of Corporations and Commercial Code (the “Division”) on April 25, 1984, as amended, existing under the laws of the State of Utah and operating under the Bylaws of the Utah Corporation (the “Bylaws”);

WHEREAS, the Board of Directors of the Converting Entity has determined that it would be advisable and in the best interests of the Converting Entity and its shareholders for the Converting Entity to convert from a Utah corporation to a Nevada corporation pursuant to Section 16-10a-1533.5 of the Utah Act and Sections 92A.195 and 92A.250 of the NRS;

WHEREAS, the form, terms and provisions of this Plan have been authorized, approved and adopted by the Board of Directors of the Converting Entity;

WHEREAS, the Board of Directors of the Converting Entity has submitted this Plan to the shareholders of the Converting Entity for approval; and

WHEREAS, this terms and provisions of this Plan has been authorized, approved and adopted by the holders of a majority of the voting power of the shareholders of the Converting Entity.

NOW, THEREFORE, the Converting Entity hereby adopts this Plan as follows:

PLAN OF CONVERSION

5.	Conversion; Effect of Conversion.

(a)	Upon the Effective Time (as defined in Section 3 below), the Converting Entity shall be converted from a Utah corporation to a Nevada corporation pursuant to Section 16-10a-1533.5 of the Utah Act and Sections 92A.195 and 92A.250 of the NRS (the “Conversion”) and the Converting Entity, as converted to a Nevada corporation (the “Converted Entity”), shall thereafter be subject to all of the provisions of the NRS, the existence of the Converted Entity shall be deemed to have commenced on the date the Converting Entity commenced (or is deemed to have commenced) its existence in the State of Utah.

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(b)	Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its shareholders, the Converted Entity shall, for all purposes of the laws of the State of Utah, be deemed to be the same entity as the Converting Entity existing immediately prior to the Effective Time. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its shareholders, for all purposes of the laws of the State of Nevada, all of the rights, privileges and powers of the Converting Entity existing immediately prior to the Effective Time, and all property, real, personal and mixed, and all debts due to the Converting Entity existing immediately prior to the Effective Time, as well as all other things and causes of action belonging to the Converting Entity existing immediately prior to the Effective Time, shall remain vested in the Converted Entity and shall be the property of the Converted Entity and the title to any real property vested by deed or otherwise in the Converting Entity existing immediately prior to the Effective Time shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Converting Entity existing immediately prior to the Effective Time shall be preserved unimpaired, and all debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time shall remain attached to the Converted Entity upon the Effective Time, and may be enforced against the Converted Entity to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Entity in its capacity as a corporation of the State of Utah. The rights, privileges, powers and interests in property of the Converting Entity existing immediately prior to the Effective Time, as well as the debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Entity upon the Effective Time for any purpose of the laws of the State of Nevada.

(c)	The Conversion shall not be deemed to affect any obligations or liabilities of the Converting Entity incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

(d)	Upon the Effective Time, the name of the Converted Entity shall remain unchanged and continue to be “Netcapital Inc.”

(e)	The Converting Entity intends for the Conversion to constitute a tax-free reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended.

6.	Filings. As promptly as practicable following the adoption of this Plan by the Board of Directors and the shareholders of the Converting Entity, the Converting Entity shall cause the Conversion to be effective by:

(a)	executing and filing (or causing the execution and filing of) Articles of Conversion pursuant to Section 92A.205 of the NRS, substantially in the form of Exhibit A hereto (the “Nevada Articles of Conversion”), with the Secretary of State of the State of Nevada;

(b)	executing and filing (or causing the execution and filing of) Articles/Statement of Conversion pursuant to Section 16-10a-1533.5 of the Utah Act, substantially in the form of Exhibit B hereto (the “Utah Articles of Conversion”), with the Secretary of State of the State of Utah; and

(c)	executing and filing (or causing the execution and filing of) Articles of Incorporation of the Converted Entity, substantially in the form of Exhibit C hereto (the “Nevada Articles of Incorporation”), with the Secretary of State of the State of Nevada.

7.	Effective Time. The Conversion shall become effective upon the last to occur of the filing of the Nevada Articles of Conversion, the Utah Articles of Conversion and the Nevada Articles of Incorporation (the time of the effectiveness of the Conversion, the “Effective Time”).

8.	Effect of Conversion.

(a)	Effect on Common Stock. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its shareholders, each share of Common Stock, $0.001 par value per share, of the Converting Entity (“Converting Entity Common Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one validly issued, fully paid and nonassessable share of Common Stock, $0.001 par value per share, of the Converted Entity (“Converted Entity Common Stock”).

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(b)	Effect on Outstanding Stock Options. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its shareholders, each option to acquire shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such option) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.

(c)	Effect on Outstanding Warrants or Other Rights. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its shareholders, each warrant or other right to acquire shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent warrant or other right to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such warrant or other right) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.

(d)	Effect on Stock Certificates. All of the outstanding certificates representing shares of Converting Entity Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Entity Common Stock.

(e)	Effect on Employee Benefit, Equity Incentive or Other Similar Plans. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its shareholders, each employee benefit plan, equity incentive plan or other similar plan to which the Converting Entity is a party shall continue to be a plan of the Converted Entity. To the extent that any such plan provides for the issuance of Converting Entity Common Stock, upon the Effective Time, such plan shall be deemed to provide for the issuance of Converted Entity Common Stock.

(f)	Effect of Conversion on Directors and Officers. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its shareholders, the members of the Board of Directors and the officers of the Converting Entity holding their respective offices in the Converting Entity existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board of Directors and officers, respectively, of the Converted Entity.

9.	Further Assurances. If, at any time after the Effective Time, the Converted Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time, or (b) to otherwise carry out the purposes of this Plan, the Converted Entity and its officers and directors (or their designees), are hereby authorized to solicit in the name of the Converted Entity any third-party consents or other documents required to be delivered by any third party, to execute and deliver, in the name and on behalf of the Converted Entity, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Entity, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time and otherwise to carry out the purposes of this Plan.

10.	Nevada Bylaws. Upon the Effective Time, the bylaws of the Converted Entity shall be the Bylaws of Netcapital Inc., substantially in the form of Exhibit D hereto.

11.	Copy of Plan of Conversion. After the Conversion, a copy of this Plan will be kept on file at the offices of the Converted Entity, and any shareholder of the Converted Entity (or former shareholder of the Converting Entity) may request a copy of this Plan at no charge at any time.

12.	Termination. At any time prior to the Effective Time, this Plan may be terminated, and the transactions contemplated hereby may be abandoned by action of the Board of Directors of the Converting Entity if, in the opinion of the Board of Directors of the Converting Entity, such action would be in the best interests of the Converting Entity and its shareholders. In the event of termination of this Plan, this Plan shall become void and of no further force or effect

13.	Third-Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

14.	Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the undersigned, being a duly authorized officer of the Converting Entity, has executed this Plan of Conversion as of the date first written above.

NETCAPITAL INC.

By:
Name:
Title:

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Appendix C

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

ABOVE SPACE IS FOR OFFICE USE ONLY

Formation - Profit Corporation

☒ NRS 78 - Articles of Incorporation Domestic Corporation
☐ NRS 80 - Foreign Corporation
☐ NRS 89 - Articles of Incorporation Professional Corporation
☐ NRS 80 - Foreign Corporation Professional Corporation

☐ 78A Formation - Close Corporation

(Name of Close Corporation MUST appear in the below heading)

Articles of Formation of Netcapital Inc. **a close corporation (NRS 78A)**

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Name of Entity: (If foreign, name in home jurisdiction)

Netcapital Inc.

2. Registered Agent for Service of Process: (Check only one box)

☒ Commercial Registered Agent:(name only below) ☐ Noncommercial Registered Agent (name and address below) ☐ Office or Position with Entity (title and address below)

SPI Agent Solutions, Inc.
Name of Registered Agent **OR** Title of Office or Position with Entity

Street Address	City	State	Zip Code
4825 Nevoso Drive Suite 2&3	Las Vegas	Nevada	89103

Mailing Address (if different from street address)	City	State	Zip Code
		Nevada	

2a. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.

X ______________________________
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity Date

3. Governing Board: (NRS 78A, close corporation only, check one box; if yes, complete article 4 below)

This corporation is a close corporation operating with a board of directors ☒ Yes **OR** ☐ No

4. Names and Addresses of the Board of Directors/ Trustees or Stockholders

(NRS 78: Board of Directors/ Trustees is required.

NRS 78a: Required if the Close Corporation is governed by a board of directors.

NRS 89: Required to have the Original stockholders and directors. A certificate from the regulatory board must be submitted showing that each individual is licensed at the time of filing. See instructions)

	Name	Country	Street Address	City	State	Zip/Postal Code
1)	Martin Kay	USA	1 Lincoln Street	Boston	MA	02111
2)	Cecilia Lenk		1 Lincoln Street	Boston	MA	02111
3)	Avi Liss		1 Lincoln Street	Boston	MA	02111

5. Jurisdiction of Incorporation: (NRS 80 only)

5a. Jurisdiction of incorporation:

5b. I declare this entity is in good standing in the jurisdiction of its incorporation. ☐

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 5/22/2024

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FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Formation - Profit Corporation

Continued, Page 2

6. Benefit Corporation: (For NRS 78, NRS 78A, and NRS 89, optional. See instructions.)	By selecting "Yes" you are indicating that the corporation is organized as a benefit corporation pursuant to NRS Chapter 78B with a purpose of creating a general or specific public benefit. The purpose for which the benefit corporation is created must be disclosed in the below purpose field. Yes ☐
7. Purpose/Profession to be practiced: (Required for NRS 80, NRS 89 and any entity selecting Benefit Corporation. See instructions.)	
8. Authorized Shares: (Number of shares corporation is authorized to issue **NRS 80:** Must include copy of the most recently filed in home jurisdiction setting forth the authorized stock of the corporation.)	Please indicate the break down of all corporate shares and the par value. Number of Authorized shares with Par value: 910,000,000 Par value: $ 0.0010000000 Number of Common shares with Par value: **900,000,000** Par value: $ **0.0010000000** Number of Preferred shares with Par value: 10,000,000 Par value: $ 0.0010000000 Number of shares with no par value: **Foreign Corporations, NRS 80 only:** ☐ This is a corporation is a unlimited stock corporation ☐ This is a corporation is a non-stock corporation. If more than one class or series of stock is authorized, please attach the information on an additional sheet of paper.
9. Name and Signature of: Officer making the statement or Authorized Signer for NRS 80. **Name, Address and Signature of** the **Incorporator** for NRS 78, 78A, and 89. NRS 89 - Each Organizer/ Incorporator must be a licensed professional.	I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State. Name: Emily Mastoloni Country: USA Address: 30 Rockefeller Plaza City: New York State: NY Zip/Postal Code: 10112 X /s/ Emily Mastoloni (attach additional page if necessary)

AN INITIAL LIST OF OFFICERS MUST ACCOMPANY THIS FILING

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

Article 4 (Continued) Name and Addresses of the Board of Directors:

Steven Geary
1 Lincoln Street
Boston, MA 02111

Arnold Scott
1 Lincoln Street
Boston, MA 02111

See attached Annex A which is incorporated by reference herein.

This form must be accompanied by appropriate fees.

Page 2 of 2 Revised: 5/21/2024

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Annex A

ARTICLE TENTH
CAPITAL STOCK

The corporation is authorized to issue 910,000,000 shares of capital stock, of which 900,000,000 shares are authorized as common stock, par value $0.001 per share ("Common Stock") and 10,000,000 are authorized as preferred stock, par value $0.001 per share ("Preferred Stock").

(A) Common Stock. A statement of the designations, powers, preferences, rights, qualifications, limitations and restrictions in respect to the shares of Common Stock is as follows:

(i) Dividends. The board of directors (the "Board of Directors" or "Board") of the corporation may cause dividends to be paid to the holders of shares of Common Stock out of funds legally available for the payment of dividends by declaring an amount per share as a dividend. When and as dividends are declared on the Common Stock, whether payable in cash, in property or in shares of stock or other securities of the corporation, the holders of Common Stock shall be entitled to share ratably according to the number of shares of Common Stock held by them, in such dividends.

(ii) Liquidation Rights. Subject to the terms of any resolution or resolutions adopted by the Board of Directors pursuant to Section B of this ARTICLE TENTH, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, the holders of Common Stock shall be entitled to share ratably, according to the number of shares of Common Stock held by them, in all remaining assets of the corporation available for distribution to its stockholders.

(iii) Voting Rights. Except as otherwise provided in these Articles of Incorporation or required by applicable law, the holders of Common Stock shall be entitled to vote on each matter on which the stockholders of the corporation shall be entitled to vote, and each holder of Common Stock shall be entitled to one vote for each share of such stock held by him. Notwithstanding the foregoing, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to these Articles of Incorporation (including any resolution adopted pursuant to Section B of this ARTICLE TENTH relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to these Articles of Incorporation (including any resolution adopted pursuant to Section B of this ARTICLE TENTH relating to any series of Preferred Stock).

(B) Preferred Stock. The Board of Directors is authorized, subject to any limitation prescribed by law, to adopt one or more resolutions to provide for the issuance of the shares of Preferred Stock in one or more series, and by filing a certificate pursuant to applicable Nevada law to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the corporation entitled to vote thereon.

The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(i) The number of shares constituting the series and the distinctive designation of the series;

(ii) The dividend rate (or the method of calculation of dividends) on the shares of the series, whether dividends will be cumulative, and if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series;

(iii) Whether the series shall have voting rights, in addition to the voting rights required by law, and if so, the terms of such voting rights;

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(iv) Whether the series shall have conversion rights, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(v) Whether or not the shares of that series shall be redeemable or exchangeable, and, if so, the terms and conditions of such redemption or exchange, as the case may be, including the date or dates upon or after which they shall be redeemable or exchangeable, as the case may be, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(vi) Whether the series shall have a sinking fund for the redemption or purchase of shares of that series, and if so, the terms and amount of such sinking fund;

(vii) The rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights or priority, if any, of payment of shares of the series; and

(viii) Any other relative rights, preferences, powers and limitations of that series.

Except for any difference so provided by the Board of Directors, the shares of Preferred Stock will rank on parity with respect to the payment of dividends and to the distribution of assets upon liquidation.

ARTICLE ELEVENTH
DIRECTORS

(A) Number of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors which shall constitute the Board of Directors shall be fixed exclusively by resolutions adopted by a majority of the whole Board, provided that the number of directors shall not be less than three (3).

(B) Term of Directors. The Board of Directors shall have power to elect each additional director to hold office until the next annual meeting of stockholders and until their successor is elected and qualified or their earlier death, resignation or removal pursuant to paragraph (D) of this ARTICLE ELEVENTH. Subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon.

(C) Vacancies. Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, unless the Board of Directors otherwise determines, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from the death, resignation, retirement, disqualification, removal from office or other cause shall be filled only by a majority vote of the directors then in office and entitled to vote thereon, though less than a quorum, or by a sole remaining director entitled to vote thereon, and not by the stockholders of the corporation. Any director so chosen shall hold office until his or her successor shall be elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal from office.

(D) Removal. Subject to the rights of the holders of any series of Preferred Stock, any director, or the entire Board of Directors, may be removed from office, but only for cause, by a vote of stockholders representing not less than 66 and 2/3% of the voting power of the issued and outstanding Common Stock (or, if any holders of

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Preferred Stock then outstanding are entitled to vote together with the holders of Common Stock, as a single class with such holders of Preferred Stock) entitled to vote at an annual or special meeting of the stockholders duly noticed and called in accordance with the bylaws.

(E) No Written Ballot. Elections of directors need not be by written ballot unless the bylaws shall so provide.

ARTICLE TWELFTH
EXISTENCE

The corporation is to have perpetual existence.

ARTICLE THIRTEENTH
PURPOSE

The corporation is formed for the purpose of engaging in any lawful activity for which corporations may be organized under the laws of the State of Nevada.

ARTICLE FOURTEENTH
STOCKHOLDER ACTION BY WRITTEN CONSENT; SPECIAL MEETINGS

(A) Stockholder Action by Written Consent. Except as otherwise provided with respect to a series of Preferred Stock in a resolution or resolutions adopted by the Board of Directors pursuant to ARTICLE TENTH, any action required or permitted to be taken by the stockholders must be effected at a duly called meeting of such stockholders upon prior notice in the manner required by the bylaws.

(B) Special Meetings. Special meetings of stockholders shall be held at such place, either within or without the State of Nevada, and at such time and on such date as shall be determined by the Board and stated in the corporation's notice of the meeting, provided that the Board may, in its sole discretion, determine that the special meeting shall not be held at any place, but may instead be held solely by means of electronic communication pursuant to the corporation's bylaws. Special meetings of the stockholders for any purpose or purposes shall be called by the Secretary of the corporation at the written request by a majority of the whole Board, by the Chairman of the Board of Directors, or the Chief Executive Officer of the corporation. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting shall be limited to the purposes stated in the notice. Except as otherwise restricted by the Articles of Incorporation or applicable law, the Board of Directors or the Chairman of the Board of Directors may postpone, reschedule or cancel any special meeting of stockholders. Notwithstanding the foregoing, whenever holders of one or more series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, such holders may call, pursuant to the terms of the resolution or resolutions adopted by the Board of Directors pursuant to ARTICLE TENTH, special meetings of holders of such Preferred Stock.

ARTICLE FIFTEENTH
LIABILITY

The personal liability of all directors, stockholders and officers of the corporation is hereby eliminated to the fullest extent permitted by the provisions of the NRS and particularly Section 78.747 therefor, as the same may be amended or supplemented.

ARTICLE SIXTEENTH
INDEMNIFICATION

The corporation shall, to the fullest extent permitted by the provisions of Section 78.751 of the NRS, as the same may be amended and supplemented, indemnify any and all persons whom it shall have the power to indemnify under such section from and against any and all of the expenses, liabilities or other matters referred to in or covered by such section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those

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indemnified persons may be entitled under any bylaw, agreement, vote of stockholders and disinterested directors or otherwise, both as to action in such person's official capacity and as to action in any other capacity while holding such office, and shall continue as to persons who have ceased to be a director, officer, employee or agent and shall insure to the benefit of the heirs, executors and administrators of such persons. The corporation shall pay or otherwise advance all expenses of officers and directors incurred in defending a civil or criminal action, suit or providing as such expenses are incurred and in advance of the final disposition of the action, suit or proceeding, provided that the indemnified officer or director undertakes to repay the amounts so advanced if a court of competent jurisdiction ultimately determines that such officer or director is not entitled to be indemnified by the corporation. Nothing herein shall be construed to affect any rights to advancement of expenses to which personnel other than officers or directors of the corporation may be entitled under any contract or otherwise by law.

ARTICLE SEVENTEENTH
SECURITIES

No stockholder shall be entitled as a matter of right to subscribe for or receive additional shares of any class of stock of the corporation, whether nor or hereafter authorized, or any bonds, debentures or securities convertible into stock, but such additional shares of stock or other securities convertible into stock may be issued or disposed of by the Board of Directors to such persons and on such terms as in its discretion it shall deem advisable.

ARTICLE EIGHTEENTH
AMENDMENT TO ARTICLES

The corporation reserves the right to amend, alter, change or repeal and provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by these Articles of Incorporation, and all rights conferred upon the stockholders herein are granted subject to this reservation.

ARTICLE NINETEENTH
BYLAWS

The Board of Directors shall adopt the initial bylaws of the corporation. The Board of Directors shall also have the power to alter, amend or repeal the bylaws, or to adopt new bylaws, except as otherwise may be specifically provided in the bylaws.

ARTICLE TWENTIETH
MANDATORY FORUM FOR ADJUDICATION OF DISPUTES

To the fullest extent permitted by law, and unless the corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada, shall be the sole and exclusive forum for each of the following: (a) any derivative action or proceeding brought in the name or right of the corporation or on its behalf, (b) any action asserting a claim for breach of any fiduciary duty owed by any director, officer, employee or agent of the corporation to the corporation or the corporation's stockholders, (c) any action arising or asserting a claim arising pursuant to any provision of the NRS Chapters 78 or 92A or any provision of these Articles of Incorporation or the bylaws of the corporation or (d) any action asserting a claim governed by the internal affairs doctrine, including, without limitation, any action to interpret, apply, enforce or determine the validity of these Articles of Incorporation or the bylaws of the corporation. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this ARTICLE TWENTIETH.

ARTICLE TWENTY-FIRST
SPECIAL PROVISIONS REGARDING DISTRIBUTIONS

Notwithstanding anything to the contrary in these Articles of Incorporation or the bylaws, the corporation is hereby specifically allowed to make any distribution that otherwise would be prohibited by NRS 78.288(2)(b).

ARTICLE TWENTY-SECOND
INAPPLICABILITY OF COMBINATIONS WITH INTERESTED STOCKHOLDERS STATUTES

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At such time, if any, as the Corporation becomes a “resident domestic corporation” (as defined in NRS 78.427), the Corporation shall not be subject to, or governed by, any of the provisions in NRS 78.411 to 78.444, inclusive, as amended from time to time, or any successor statutes.

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Appendix D

BYLAWS

OF

NETCAPITAL INC.

(hereinafter called the “Corporation”)

ARTICLE I

OFFICES

Section 1.1 Registered Office. The registered office of the corporation shall be established and maintained at the office of SPI Agent Solutions, Inc., at 4625 W. Nevso Drive, Suites 2&3, in the City of Las Vegas, County of Clark shall be the registered agent of the corporation in charge thereof. The registered office and registered agent may be changed from time to time by action of the board of directors of the Corporation (the “Board of Directors”) and the appropriate filing by the corporation in the office of the Secretary of State of the State of Nevada.

Section 1.02. Principal Office. The principal office for the transaction of the business of the Corporation shall be at 1 Lincoln Street, Boston, MA 02111. The Board of Directors is hereby granted full power and authority to change said principal office from one location to another.

Section 1.3 Other Offices. The Corporation may also have offices at such other places, both within and without the State of Nevada, as the Board of Directors may from time to time determine.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 2.1 Annual Meetings. The Annual Meeting of stockholders of the Corporation for purposes of the Nevada Revised Statutes (“NRS”) 78.330 shall be held on such date and at such time and such place as shall be designated from time to time by the Board of Directors in the notice of meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of electronic communication pursuant to Section 9.2(a). The election of directors and any other proper business may be transacted at the Annual Meeting of stockholders.

Section 2.2 Special Meetings. Except as otherwise required by law, Special Meetings of the stockholders of the Corporation may be called only in accordance with the provisions of the Corporation’s Articles of Incorporation.

Section 2.3 Place of Meetings. The chief executive officer, the Board of Directors, or a Chairman of the Board of Directors, as the case may be, may designate the time and place, either within or without the State of Nevada, for any Annual Meeting or for any Special Meeting of the stockholders called by the chief executive officer, the Board of Directors, or the Chairman of the Board of Directors. The Board of Directors may, in its sole discretion, determine that any meeting of the stockholders shall be held by means of electronic communications or other available technology in accordance with Section 2.17.

Section 2.4 Notice. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, the means of electronic communication, if any, by which stockholders or proxies may be deemed to be present in the meeting and vote, and, in the case of a Special Meeting, the purpose or purposes for which the meeting is called. Unless otherwise required by law, written notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to notice of and to vote at such meeting, and shall be delivered in accordance with NRS 78.370.

Section 2.5 Adjournments. Any meeting of the stockholders may be adjourned from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the date, time and place thereof, and the means of electronic communication, if any, are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than sixty (60) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting in accordance with the requirements of Section 2.4 hereof shall be given to each stockholder of record (including the new record date) entitled to notice of and to vote at the meeting.

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Section 2.6 Quorum. Unless otherwise required by applicable law or the Articles of Incorporation, the holders of one-third of the Corporation’s capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, a quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, in the manner provided in Section 2.5 hereof, until a quorum shall be present or represented.

Section 2.7 Voting.

(a) Unless otherwise required by law, the Articles of Incorporation or these Bylaws, any question brought before any meeting of the stockholders, other than the election of directors, shall be decided by the vote of the holders of a majority of the votes cast on a matter at the meeting at which a quorum is present. Directors shall be elected by a plurality of the votes cast at the election. Broker non-votes and abstentions are considered for purposes of establishing a quorum but not considered as votes cast for or against a proposal or director nominee.

(b) Unless otherwise provided in the Articles of Incorporation, and subject to Section 2.11(a), each stockholder represented at a meeting of the stockholders shall be entitled to cast one (1) vote for each share of the capital stock entitled to vote thereat held by such stockholder. Such votes may be cast in person or by proxy as provided in Section 2.8. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of the stockholders, in such officer’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.

(c) At any stockholders meeting, every stockholder entitled to vote may vote in person or by proxy. If authorized by the Board of Directors, the voting by stockholders or proxy holders at any meeting conducted by electronic communication may be effected by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which the Corporation can determine that the electronic transmission was authorized by the stockholder or proxy holder. The Board of Directors, in its discretion, or the chairman of the meeting of stockholders, in such person’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.

Section 2.8 Proxies. Each stockholder entitled to vote at a meeting of the stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder as proxy, but no such proxy shall be voted upon after six (6) months from its date of creation, unless such proxy provides for a longer period, which may not exceed seven (7) years from the date of its creation. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, the following shall constitute a valid means by which a stockholder may grant such authority:

(i) A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.

(ii) A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive the transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder. If it is determined that such electronic transmission is valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information on which they relied.

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Any copy, facsimile or other electronic telecommunication or other reliable reproduction of the writing or electronic transmission authorizing another person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or electronic transmission for any and all purposes for which the original writing or electronic transmission could be used; provided, however, that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or electronic transmission .

Section 2.9 Consent of Stockholders in Lieu of Meeting. Any action required or permitted to be taken by the stockholders may be effected only in accordance with the provisions of the Articles of Incorporation.

Section 2.10 List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days but not more than sixty (60) days, before every meeting of the stockholders, a complete list of the stockholders of record entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder of record and the number of shares registered in the name of each stockholder of record. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting (i) either (A) at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held or (B) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. Except as otherwise required by law, such list shall be the only evidence as to who are the stockholders entitled to vote at any meeting of the stockholders. If a meeting of stockholders is to be held solely by means of electronic communication as permitted by Section 9.2(a), the list shall be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of meeting. In the event that more than one group of shares is entitled to vote as a separate voting group at the meeting, there shall be a separate listing of the stockholders of each group.

Section 2.11 Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of the stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of the stockholders shall be at the close of business on the day before the day on which the first notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 2.12 Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 2.10 or the books of the Corporation, or to vote in person or by proxy at any meeting of the stockholders.

Section 2.13 Conduct of Meetings. Meetings of stockholders shall be presided over by the chairman of the Board of Directors (the “Chairman”), or, in the absence of the Chairman, by the vice chairman of the Board of Directors, if any, or if there be no vice chairman or in the absence of the vice chairman, by the chief executive officer, if any, or if there be no chief executive officer or in the absence of the chief executive officer, by the president, or, in the absence of the president, or, in the absence of any of the foregoing persons, by a chairman designated by the Board of Directors, or by a chairman chosen at the meeting by the stockholders entitled to cast a majority of the votes which all stockholders present in person or by proxy are entitled to cast. The individual acting as chairman of the meeting may delegate any or all of his or her authority and responsibilities as such to any director or officer of the Corporation present in person at the meeting. The secretary, or in the absence of the secretary an assistant secretary, shall act as secretary of the meeting, but in the absence of the secretary and any assistant secretary the chairman of the meeting may appoint any person to act as secretary of the meeting. The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, (i) the establishment of procedures for the maintenance of order and safety, (ii) the establishment of an agenda or order of business for the meeting, (iii) limitation on participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies and such other persons as the chairman of the meeting shall permit, (iv) limitation on the time allotted for consideration of each agenda item and for questions or comments by meeting participants, (v) restrictions on entry to such meeting after the time prescribed for the commencement thereof, and (vi) the opening and closing of the voting polls. The Board of Directors, in its discretion, or the chairman of the meeting, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot.

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Section 2.14 Inspectors of Election. In advance of any meeting of the stockholders, the Board of Directors, by resolution, the Chairman or the chief executive officer shall appoint one or more inspectors to act at the meeting and make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of the stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Unless otherwise required by applicable law, inspectors may be officers, employees or agents of the Corporation. Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability. The inspector or inspectors may (i) ascertain the number of shares outstanding and the voting power of each; (ii) determine the number of shares represented at a meeting and the validity of proxies or ballots; (iii) count all votes and ballots; (iv) determine any challenges made to any determination made by the inspector(s); and (v) certify the determination of the number of shares represented at the meeting and the count of all votes and ballots.

Section 2.15 Nature of Business at Meetings of Stockholders. Only such business (other than nominations for election to the Board of Directors and the election of directors, which must comply with the provisions of Section 2.16) may be transacted at an Annual Meeting of stockholders as is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the Annual Meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (c) otherwise properly brought before the Annual Meeting by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.15 and on the record date for the determination of stockholders entitled to notice of and to vote at such Annual Meeting and (ii) who complies with the notice procedures set forth in this Section 2.15.

In addition to any other applicable requirements, for business to be properly brought before an Annual Meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the secretary of the Corporation.

To be timely, a stockholder’s notice to the secretary must be delivered to or be mailed and received at the principal executive offices of the Corporation not less than ninety (90) days nor more than one-hundred and twenty (120) days prior to the anniversary date of the immediately preceding Annual Meeting of stockholders; provided, however, that in the event that the Annual Meeting is called for a date that is not within twenty-five (25) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure of the date of the Annual Meeting was made, whichever first occurs. In no event shall the adjournment or postponement of an Annual Meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

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To be in proper written form, a stockholder’s notice to the secretary must set forth the following information: (a) as to each matter such stockholder proposes to bring before the Annual Meeting, a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, and (b) as to the stockholder giving notice and the beneficial owner, if any, on whose behalf the proposal is being made, (i) the name and address of such person, (ii) (A) the class or series and number of all shares of stock of the Corporation which are owned beneficially or of record by such person and any affiliates or associates of such person, (B) the name of each nominee holder of shares of all stock of the Corporation owned beneficially but not of record by such person or any affiliates or associates of such person, and the number of such shares of stock of the Corporation held by each such nominee holder, (C) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such person, or any affiliates or associates of such person, with respect to stock of the Corporation and (D) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock of the Corporation) has been made by or on behalf of such person, or any affiliates or associates of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of stock price changes for, such person, or any affiliates or associates of such person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any affiliates or associates of such person, with respect to stock of the Corporation; (iii) a description of all agreements, arrangements, or understandings (whether written or oral) between or among such person, or any affiliates or associates of such person, and any other person or persons (including their names) in connection with the proposal of such business and any material interest of such person or any affiliates or associates of such person, in such business, including any anticipated benefit therefrom to such person, or any affiliates or associates of such person, (iv) a representation that the stockholder giving notice intends to appear in person or by proxy at the Annual Meeting to bring such business before the meeting; and (v) any other information relating to such person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies by such person with respect to the proposed business to be brought by such person before the Annual Meeting pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder.

A stockholder providing notice of business proposed to be brought before an Annual Meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.15 shall be true and correct as of the record date for determining the stockholders entitled to receive notice of the Annual Meeting and such update and supplement shall be delivered to or be mailed and received by the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining the stockholders entitled to receive notice of the Annual Meeting.

No business shall be conducted at the Annual Meeting of Stockholders except business brought before the Annual Meeting in accordance with the procedures set forth in this Section 2.15; provided, however, that, once business has been properly brought before the Annual Meeting in accordance with such procedures, nothing in this Section 2.15 shall be deemed to preclude discussion by any stockholder of any such business. If the chairman of an Annual Meeting determines that business was not properly brought before the Annual Meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

Nothing contained in this Section 2.15 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act (or any successor provision of law).

Section 2.16 Nomination of Directors. Only natural persons of at least 18 years of age who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided in the Articles of Incorporation with respect to the right of holders of preferred stock, if any, of the Corporation to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the Board of Directors may be made at any Annual Meeting of stockholders, or at any Special Meeting of stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.16 and on the record date for the determination of stockholders entitled to notice of and to vote at such Annual Meeting or Special Meeting and (ii) who complies with the notice procedures set forth in this Section 2.16.

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In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the secretary of the Corporation. To be timely, a stockholder’s notice to the secretary must be delivered to or be mailed and received at the principal executive offices of the Corporation (a) in the case of an Annual Meeting, not less than ninety (90) days nor more than one-hundred and twenty (120) days prior to the anniversary date of the immediately preceding Annual Meeting of stockholders; provided, however, that in the event that the Annual Meeting is called for a date that is not within twenty-five (25) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure of the date of the Annual Meeting was made, whichever first occurs; and (b) in the case of a Special Meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the Special Meeting was mailed or public disclosure of the date of the Special Meeting was made, whichever first occurs. In no event shall the adjournment or postponement of an Annual Meeting or a Special Meeting called for the purpose of electing directors, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

To be in proper written form, a stockholder’s notice to the secretary must set forth the following information: (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of such person and that such person is a natural person of at least 18 years of age, (ii) the principal occupation or employment of such person, (iii) (A) the class or series and number of all shares of stock of the Corporation which are owned beneficially or of record by such person and any affiliates or associates of such person, (B) the name of each nominee holder of shares of all stock of the Corporation owned beneficially but not of record by such person or any affiliates or associates of such person, and the number of such shares of stock of the Corporation held by each such nominee holder, (C) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such person, or any affiliates or associates of such person, with respect to stock of the Corporation and (D) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock of the Corporation) has been made by or on behalf of such person, or any affiliates or associates of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of stock price changes for, such person, or any affiliates or associates of such person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any affiliates or associates of such person, with respect to stock of the Corporation; and (iv) any other information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice, and the beneficial owner, if any, on whose behalf the nomination is being made, (i) the name and record address of the stockholder giving the notice and the name and principal place of business of such beneficial owner; (ii) (A) the class or series and number of all shares of stock of the Corporation which are owned beneficially or of record by such person and any affiliates or associates of such person, (B) the name of each nominee holder of shares of the Corporation owned beneficially but not of record by such person or any affiliates or associates of such person, and the number of shares of stock of the Corporation held by each such nominee holder, (C) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such person, or any affiliates or associates of such person, with respect to stock of the Corporation and (D) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock of the Corporation) has been made by or on behalf of such person, or any affiliates or associates of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of stock price changes for, such person, or any affiliates or associates of such person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any affiliates or associates of such person, with respect to stock of the Corporation; (iii) a description of all agreements, arrangements, or understandings (whether written or oral) between such person, or any affiliates or associates of such person, and any proposed nominee or any other person or persons (including their names) pursuant to which the nomination(s) are being made by such person, and any material interest of such person, or any affiliates or associates of such person, in such nomination, including any anticipated benefit therefrom to such person, or any affiliates or associates of such person; (iv) a representation that the stockholder giving notice intends to appear in person or by proxy at the Annual Meeting or Special Meeting to nominate the persons named in its notice; and (v) any other information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

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A stockholder providing notice of any nomination proposed to be made at an Annual Meeting or Special Meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.16 shall be true and correct as of the record date for determining the stockholders entitled to receive notice of the Annual Meeting or Special Meeting, and such update and supplement shall be delivered to or be mailed and received by the secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining the stockholders entitled to receive notice of such Annual Meeting or Special Meeting.

No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 2.16. If the chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

Section 2.17 Meetings Through Electronic Communications. If authorized by the Board of Directors, in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders entitled to vote at such meeting and proxy holders not physically present at a meeting of stockholders may, by means of electronic communication:

(i) participate in a meeting of stockholders; and

(ii) be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of electronic communication, provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of electronic communication is a stockholder or proxy holder and (B) the Corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and, if entitled to vote, to vote on matters submitted to the applicable stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxy holder votes or takes other action at the meeting by means of electronic communication, a record of such votes or other action shall be maintained by the Corporation. Participation in a meeting pursuant to this Section 2.17 constitutes presence in person at the meeting.

ARTICLE III

DIRECTORS

Section 3.1 Number, Election and Term of Directors. The Board of Directors shall consist of not less than three (3) nor more than nine (9) members, the exact number of which shall be fixed from time to time by the Board of Directors. No decrease in the number of authorized directors constituting the Board of Directors of the Corporation shall shorten the term of any incumbent director. Except as provided in Section 3.2, directors shall be elected by a plurality of the votes cast at each Annual Meeting of stockholders and each director so elected shall hold office until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal in the manner hereinafter provided or as set forth in the Articles of Incorporation. Directors must be natural persons of at least 18 years of age but need not be stockholders of the Corporation or residents of the State of Nevada.

Section 3.2 Vacancies. Except as otherwise required by law, vacancies on the Board and newly created directorships will be filled in accordance with the Articles of Incorporation.

Section 3.3 Duties and Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

Section 3.4 Meetings. The Board of Directors and any committee thereof may hold meetings, both regular and special, either within or without the State of Nevada. Regular meetings of the Board of Directors or any committee thereof may be held without notice at such date and time and at such place as may from time to time be determined by the Board of Directors or such committee, respectively. Special meetings of the Board of Directors may be called by the Chairman, if any, or the chief executive officer. Special meetings of any committee of the Board of Directors may be called by the chairman of such committee, if any, the chief executive officer, or any director serving on such committee. Notice thereof stating the place, date and hour of the meeting shall be given to each director (or, in the case of a committee, to each member of such committee) either by mail not less than seventy-two (72) hours before the date of the meeting, by telephone or electronic mail on twenty-four (24) hours’ notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

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Section 3.5 Organization. At each meeting of the Board of Directors or any committee thereof, the Chairman of the Board of Directors or the chairman of such committee, as the case may be, or, in his or her absence or if there be none, a director chosen by a majority of the directors present, shall act as chairman. Except as provided below, the secretary of the Corporation shall act as secretary at each meeting of the Board of Directors and of each committee thereof. In case the secretary shall be absent from any meeting of the Board of Directors or of any committee thereof, an assistant secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the secretary and all the assistant secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting. Notwithstanding the foregoing, the members of each committee of the Board of Directors may appoint any person to act as secretary of any meeting of such committee and the secretary or any assistant secretary of the Corporation may, but need not if such committee so elects, serve in such capacity.

Section 3.6 Resignations and Removals of Directors.

(a) Any director of the Corporation may resign from the Board of Directors or any committee thereof at any time, by giving notice in writing or by electronic transmission to the Chairman of the Board of Directors, if any, the chief executive officer or the secretary of the Corporation and, in the case of a committee, to the chairman of such committee, if any. Such resignation shall take effect at the time therein specified or, if no time is specified, immediately; and, unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective.

(b) Any director or the entire Board of Directors may be removed from office in accordance with the Articles of Incorporation. Any director serving on a committee of the Board of Directors may be removed from such committee at any time by the Board of Directors.

Section 3.7 Quorum and Voting.

(a) Except as otherwise required or permitted by the Articles of Incorporation, the NRS or the rules and regulations of any securities exchange or quotation system on which the Corporation’s securities are listed or quoted for trading, at all meetings of the Board of Directors or any committee thereof, a majority of the entire Board of Directors or a majority of the directors constituting such committee, as the case may be, shall constitute a quorum for the transaction of business and the act of a majority of the directors or committee members present at any meeting at which there is a quorum shall be the act of the Board of Directors or such committee, as applicable. If a quorum shall not be present at any meeting of the Board of Directors or any committee thereof, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present.

(b) Each director shall have one vote for any action required or permitted to be taken at any meeting of the Board or any committee thereof or without a meeting as provided herein. In accordance with NRS 78.330, all directors shall have the same voting rights.

Section 3.8 Actions of the Board by Written Consent. Unless otherwise provided in the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or such committee.

Section 3.9 Meetings by Means of Conference Telephone. Unless otherwise restricted by applicable law, the Articles of Incorporation or these Bylaws, members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.9 shall constitute presence in person at such meeting.

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Section 3.10 Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Each member of a committee must meet the requirements for membership, if any, imposed by applicable law and the rules and regulations of any securities exchange or quotation system on which the securities of the Corporation are listed or quoted for trading. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. Subject to the rules and regulations of any securities exchange or quotation system on which the securities of the Corporation are listed or quoted for trading, in the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another qualified member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent permitted by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each committee shall keep regular minutes and report to the Board of Directors when required. Notwithstanding anything to the contrary contained in this Article III, the resolution of the Board of Directors establishing any committee of the Board of Directors and/or the charter of any such committee may establish requirements or procedures relating to the governance and/or operation of such committee that are different from, or in addition to, those set forth in these Bylaws and, to the extent that there is any inconsistency between these Bylaws and any such resolution or charter, the terms of such resolution or charter shall be controlling; provided that it complies with the NRS.

Section 3.11 Compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary for service as director, payable in cash or securities. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for service as committee members.

Section 3.12 Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because any such director’s or officer’s vote is counted for such purpose if: (i) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders holding a majority of the voting power (the votes of the common or interested directors may be counted); and (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction as set forth herein.

ARTICLE IV

OFFICERS

Section 4.1 General. The officers of the Corporation shall consist of a chief executive officer, president, chief operating officer, chief financial officer and a secretary, each of whom shall be elected by the Board. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board. All officers must be natural persons and any natural person may hold two or more offices, except that in the event that the Corporation shall have more than one director, the offices of chief executive officer and secretary shall be held by different persons.

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Section 4.2 Election, Qualification and Term of Office. Each of the officers shall be elected by the Board. None of said officers need be a director. Except as hereinafter provided or subject to the express provisions of a contract authorized by the Board of Directors, each of said officers shall hold office from the date of his/her election until the next annual meeting of the Board and until his/her successor shall have been duly elected and qualified or until his or her removal or resignation.

Section 4.3 Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the chief executive officer, the president or any other officer authorized to do so by the Board of Directors and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

Section 4.4 Removal. The Board of Directors shall have the right to remove, with or without cause, any officer of the Corporation.

Section 4.5 Resignation. Any officer may resign at any time by giving notice to the Board, the chief executive officer or the secretary. Any such resignation shall take effect at the date of receipt of such notice or at any later date specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 4.6 Vacancies. The Board of Directors shall fill any office which becomes vacant with a successor who shall hold office for the unexpired term and until his/her successor shall have been duly elected and qualified or until his or her removal or resignation.

Section 4.7 Powers and Duties. The powers and duties of the respective corporate officers shall be determined by the Board.

Section 4.8 Salaries. The salaries of all executive officers of the Corporation shall be fixed by the Board of Directors or by such committee of the Board of Directors as may be designated from time to time by a resolution adopted by a majority of the Board of Directors.

Section 4.9 Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

ARTICLE V

STOCK

Section 5.1 Shares of Stock. The shares of capital stock of the Corporation may be represented by a certificate or may be uncertificated. Every holder of capital stock of the Corporation theretofore represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate for shares of capital stock of the Corporation signed by, or in the name of the Corporation by, (a) the Chairman, the chief executive officer or the president, and (b) the chief financial officer or the secretary, certifying the number of shares owned by such stockholder in the Corporation.

Section 5.2 Signatures. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

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Section 5.3 Lost Certificates. Unless otherwise provided in the Articles of Incorporation or these Bylaws, the Board of Directors may direct a new certificate or uncertificated shares be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issuance of a new certificate or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or such owner’s legal representative, to identify the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate or uncertificated shares.

Section 5.4 Transfers. Stock of the Corporation shall be transferable in the manner prescribed by applicable law and in these Bylaws. Transfers of stock shall be made only on the books of the Corporation, and in the case of certificated shares of stock, only by the person named in the certificate or by such person’s attorney lawfully constituted in writing and upon the surrender of the certificate therefor, properly endorsed for transfer and payment of all necessary transfer taxes; or, in the case of uncertificated shares of stock, upon receipt of proper transfer instructions from the registered holder of the shares or by such person’s attorney lawfully constituted in writing, and upon payment of all necessary transfer taxes and compliance with appropriate procedures for transferring shares in uncertificated form; provided, however, that such surrender and endorsement, compliance or payment of taxes shall not be required in any case in which the officers of the Corporation shall determine to waive such requirement. With respect to certificated shares of stock, every certificate exchanged, returned or surrendered to the Corporation shall be marked “Cancelled,” with the date of cancellation, by the Secretary or Assistant Secretary of the Corporation or the transfer agent thereof. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

Section 5.5 Regulations. The Board of Directors may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for shares or uncertificated shares of the stock of the Corporation.

Section 5.6 Dividend Record Date. Subject to compliance with NRS 78.288 and 78.300, and the Articles of Incorporation, in order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 5.7 Record Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

Section 5.8 Transfer and Registry Agents. The Corporation may from time to time maintain one or more transfer offices or agencies and registry offices or agencies at such place or places as may be determined from time to time by the Board of Directors.

Section 5.9 Consideration for Shares. The Board of Directors may authorize shares to be issued for consideration consisting of any tangible or intangible property or benefit to the Corporation including, without limitation, cash, services performed or other securities of the Corporation. When the Corporation receives the consideration for which the Board of Directors authorized the issuance of shares, such shares shall be fully paid and non-assessable (if non-assessable stock) and the stockholders shall not be liable to the Corporation or to its creditors in respect thereof.

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ARTICLE VI

NOTICES

Section 6.1 Notice to Directors. Whenever under applicable law, the Articles of Incorporation or these Bylaws notice is required to be given to any director, such notice shall be given either (i) in writing and sent by mail, or by a nationally recognized delivery service, (ii) by means of facsimile telecommunication or other form of electronic transmission, or (iii) by oral notice given personally or by telephone. A notice to a director will be deemed given as follows: (i) if given by hand delivery, orally, or by telephone, when actually received by the director, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iv) if sent by facsimile telecommunication, when sent to the facsimile transmission number for such director appearing on the records of the Corporation, (v) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Corporation, or (vi) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Corporation.

Section 6.2 Notice to Stockholders. Whenever under applicable law, the Articles of Incorporation or these Bylaws notice is required to be given to any stockholder, such notice may be given (i) in writing and sent either by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, or (ii) by means of a form of electronic transmission consented to by the stockholder, to the extent permitted by the NRS. A notice to a stockholder shall be deemed given as follows: (i) if given by hand delivery, when actually received by the stockholder, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the stockholder at the stockholder’s address appearing on the stock ledger of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the stockholder at the stockholder’s address appearing on the stock ledger of the Corporation, and (iv) if given by a form of electronic transmission consented to by the stockholder to whom the notice is given and otherwise meeting the requirements set forth above, (A) if by facsimile transmission, when directed to a number at which the stockholder has consented to receive notice, (B) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (C) if by a posting on an electronic network together with separate notice to the stockholder of such specified posting, upon the later of (1) such posting and (2) the giving of such separate notice, and (D) if by any other form of electronic transmission, when directed to the stockholder. A stockholder may revoke such stockholder’s consent to receiving notice by means of electronic communication by giving written notice of such revocation to the Corporation. Any such consent shall be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary or an Assistant Secretary or to the Corporation’s transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Section 6.3 Electronic Transmission. “Electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including, but not limited to, transmission by telex, facsimile telecommunication, electronic mail, telegram and cablegram.

Section 6.4 Notice to Stockholders Sharing Same Address. Without limiting the manner by which notice otherwise may be given effectively by the Corporation to stockholders, any notice to stockholders given by the Corporation under any provision of the NRS, the Articles of Incorporation or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. A stockholder may revoke such stockholder’s consent by delivering written notice of such revocation to the Corporation. Any stockholder who fails to object in writing to the Corporation within sixty (60) days of having been given written notice by the Corporation of its intention to send such a single written notice shall be deemed to have consented to receiving such single written notice.

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Section 6.5 Waivers of Notice. Whenever any notice is required by applicable law, the Articles of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to notice, or by transmission of an electronic transmission by that person, whether before or after the time stated therein, shall be deemed equivalent thereto.

Attendance of a person at a meeting, present in person or represented by proxy, shall constitute a waiver of notice of such meeting, except where the person attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any Annual or Special Meeting of Stockholders or any regular or special meeting of the directors or members of a committee of directors need be specified in any written waiver of notice unless so required by law, the Articles of Incorporation or these Bylaws.

ARTICLE VII

GENERAL PROVISIONS

Section 7.1 Dividends. Dividends upon the capital stock of the Corporation, subject to the requirements of the NRS and the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting of the Board of Directors (or any action by written consent in lieu thereof in accordance with Section 3.8 hereof), and may be paid in cash or in property other than shares. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for purchasing any of the shares of capital stock, warrants, rights, options, bonds, debentures, notes, scrip or other securities or evidences of indebtedness of the Corporation, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

Section 7.2 Disbursements. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 7.3 Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 7.4 Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Nevada”. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE VIII

INDEMNIFICATION

Section 8.1 Power to Indemnify in Actions, Suits or Proceedings other than Those by or in the Right of the Corporation. Subject to Section 8.3 and to the fullest extent permitted by the NRS, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

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Section 8.2 Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation. Subject to Section 8.3 and to the fullest extent permitted by the NRS, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court in which such action or suit was brought deem proper.

Section 8.3 Authorization of Indemnification. Any indemnification under this Article VIII (unless ordered by a court) shall be made by the Corporation only as permitted by the NRS and authorized in the specific case upon a determination that indemnification of the present or former director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 8.1 or Section 8.2, as the case may be. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iv) by the stockholders. Such determination shall be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent, however, that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

Section 8.4 Good Faith Defined. For purposes of any determination under Section 8.3, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The provisions of this Section 8.4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 8.1 or Section 8.2, as the case may be.

Section 8.5 Indemnification by a Court. Notwithstanding any contrary determination in the specific case under Section 8.3, and notwithstanding the absence of any determination thereunder, any director or officer may apply to any court of competent jurisdiction in the State of Nevada for indemnification to the extent otherwise permissible under Section 8.1 or Section 8.2. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 8.1 or Section 8.2, as the case may be. Neither a contrary determination in the specific case under Section 8.3 nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 8.5 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

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Section 8.6 Expenses Payable in Advance. Expenses (including attorneys’ fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VIII. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

Section 8.7 Nonexclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Section 8.1 and Section 8.2 shall be made to the fullest extent permitted by law. The provisions of this Article VIII shall not be deemed to preclude the indemnification of any person who is not specified in Section 8.1 or Section 8.2 but whom the Corporation has the power or obligation to indemnify under the provisions of the NRS, or otherwise.

Section 8.8 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article VIII.

Section 8.9 Certain Definitions. For purposes of this Article VIII, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

The term “another enterprise” as used in this Article VIII shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. For purposes of this Article VIII, references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VIII.

Section 8.10 Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 8.11 Limitation on Indemnification. Notwithstanding anything contained in this Article VIII to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 8.5), the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) or advance expenses in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors.

Section 8.12 Indemnification of Employees and Agents. The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article VIII to directors and officers of the Corporation.

ARTICLE IX

MISCELLANEOUS

Section 9.1 Acquisition of Controlling Interest Statute Opt–Out. The provisions of NRS 78.378 to 78.3793, inclusive, shall not apply to the Corporation or to an acquisition of a “controlling interest” (as defined in NRS 78.3785).

ARTICLE X

AMENDMENTS

Section 10.1 Amendments. These Bylaws may be altered, amended or repealed by the Board as set forth in the Articles of Incorporation or by the affirmative vote of the holders of at least 66 and 2/3% of the outstanding voting power of the Corporation, voting together as a single class.

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CERTIFICATION

The undersigned, as the duly elected Secretary of Netcapital Inc., a Nevada corporation, does hereby certify that the Board of Directors of the Corporation adopted the foregoing Bylaws as of [●], 2025.

[●], Secretary

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NETCAPITAL INC.

1 Lincoln Street, Boston, MA 02111

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Mark, sign, and date this proxy card and promptly return it by fax: (347)-584-3644 ATTN: Shareholder Services or
by email: proxy@equitystock.com ATTN: Shareholder Services.

The undersigned hereby appoints Martin Kay the true and lawful proxy of the undersigned, with full power of substitution, to vote all shares of the common stock, of Netcapital Inc., which the undersigned is entitled to vote at the Annual Meeting (the "Meeting") of stockholders of Netcapital Inc., to be held at 10:30 AM Eastern Time on September 11, 2025, virtually, by calling 877-407-3088 (toll free), and any adjournment or postponement thereof. There will not be a physical meeting location.

THE BOARD OF DIRECTORS OF NETCAPITAL INC (THE "COMPANY") RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1, "FOR" PROPOSALS 2 THROUGH 6:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS

	For	Withhold
1a. Martin Kay	☐	☐
1b. Cecilia Lenk	☐	☐
1c. Avi Liss	☐	☐
1d. Steven Geary	☐	☐
1e. Arnold Scott	☐	☐

Note: To transact such other business as may be properly brought before the Meeting and any adjournment or postponement thereof.

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		

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